PROSPECTUS

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

Units of Limited Liability Company Interest
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Investment Objective.  A&Q Alternative Fixed-Income Strategies Fund LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund's investment objective is to maximize total return over the long term.  The Fund will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers and the funds they operate.

The Fund commenced operations on August 1, 2002 and, as of May 31, 2015, had net assets of approximately $115.7 million.

(continued on following page)
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Investing in the Fund's units of limited liability company interest (the "Units") involves a high degree of risk.  See "Risk Factors" beginning on page 27.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
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	Total
Offering Amount(1)	$821,751,879
Sales Load(2)	$16,435,038
Proceeds to the Fund	$821,751,879	(3)
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(1) Units may be purchased as of the first business day of each month at the Fund's then current net asset value per Unit.
(2)           Generally, the stated minimum initial investment in the Fund is $50,000, which minimum may be reduced for certain investors, but not below $25,000.  Investors purchasing Units may be charged a sales load of up to 2%.  See "Plan of Distribution."

(3) The Fund paid offering expenses of approximately $76,000 from the proceeds of the offering.

UBS Financial Services Inc. acts as the distributor of the Fund's Units on a best efforts basis, subject to various conditions.  The Fund also may distribute Units through other brokers or dealers.  The Fund will sell Units only to Qualified Investors (as defined herein).  Once a prospective investor's order is received, a confirmation will be sent to the investor.  The investor's brokerage account will be debited approximately four business days prior to closing for the purchase amount, which will be deposited into a non-interest-bearing escrow account at The Bank of New York Mellon.  See "Plan of Distribution."

UBS Financial Services Inc. August 1, 2015

Investment Portfolio.  The Fund is commonly referred to as a "fund of funds," and will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.  Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies.  The Fund seeks to maintain a portfolio of Investment Funds that employ a wide range of fixed-income and derivative (and, to a lesser extent, equity) strategies to take advantage of market opportunities and pricing inefficiencies between the perceived value of a debt or equity obligation and its market value.

Investment Adviser, Investment Advisory Fee and Administrator Fee.  The Fund's investment adviser is UBS Hedge Fund Solutions LLC (formerly known as UBS Alternative and Quantitative Investments LLC) (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator").  Under the Investment Management Agreement and the Administration Agreement, the Fund pays the Adviser and the Administrator monthly fees at the aggregate annual rate of 1.75% of the Fund's net assets for the month (collectively, the "Fund Asset-Based Fees").  The Fund Asset-Based Fees are in addition to the asset-based fees charged by the Investment Funds (expected to range from 0.9% to 2.5% of net assets) and incentive allocations charged by unregistered Investment Funds (expected to range from 0% to 25% of net profits).

Risk; Restrictions on Transfer; No Trading Market.  Investing in the Fund's Units involves a high degree of risk.  In particular:

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The Fund is an illiquid investment.  Before making your investment decision, you should consider, among other things, your liquidity needs.  While the Adviser expects that it will recommend to the Board of Directors of the Fund that the Fund offer to repurchase Units from investors on a quarterly basis, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment.

•
The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  However, the amount of distributions that the Fund may pay, if any, is uncertain.

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The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as the net proceeds from the sale of Units and borrowings.

Units are subject to restrictions on transfer and do not trade in any public market.
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This prospectus (the "Prospectus") concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated August 1, 2015, has been filed with the SEC.  The SAI is available upon request and without charge by writing the Fund at c/o UBS Hedge Fund Solutions LLC, 677 Washington Boulevard, Stamford, Connecticut 06901, or by calling (888) 793-8637.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page 84 of this Prospectus.  In addition, you may request the Fund's annual and semi-annual reports, when available, and other information about the Fund or make investor inquiries by calling (888) 793-8637.  The Fund does not have a website on which to publish the SAI and annual and semi-annual reports.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).  The address of the SEC's website is provided solely for the information of prospective investors and is not intended to be an active link.

Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this Prospectus.

APPENDIX A: THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT	A-1

APPENDIX B: FORM OF INVESTOR CERTIFICATE	B-1

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus (the "Prospectus") and in the Statement of Additional Information (the "SAI").

The Fund
A&Q Alternative Fixed-Income Strategies Fund LLC (the "Fund") is a limited liability company organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").  The Fund's investment adviser is UBS Hedge Fund Solutions LLC (formerly known as UBS Alternative and Quantitative Investments LLC) (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator").  The Fund commenced the offering of limited liability company interests in August 2002, and the Fund has engaged in a continuous offering since that time.  Units of limited liability company interests ("Units") are offered at net asset value, plus any applicable sales load.  The Fund commenced operations on August 1, 2002 and, as of May 31, 2015, had net assets of approximately $115.7 million.  See "General Information."

Investment Program
The Fund's investment objective is to maximize total return over the long term.

The Fund is commonly referred to as a "fund of funds," and will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.  Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds").

Currently, the Fund seeks to maintain a portfolio of Investment Funds that employ a wide range of fixed-income and derivative (and, to a lesser extent, equity) strategies to take advantage of market opportunities and pricing inefficiencies between the perceived value of a debt or equity obligation (an "Obligation") and its market value.  The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Investment Funds that employ primarily fixed-income strategies.  This investment policy is not fundamental and may be changed without a vote of the investors.

The Investment Managers' investment strategies can be broadly grouped into the following categories:

	●	Distressed strategies primarily involve investing in the debt securities of companies that are in the midst of financial restructuring, balance sheet re-capitalization or are trading at stressed or distressed prices in anticipation of such an event. In certain cases, an Investment Fund's investment in a debt security could convert into equity or additional debt securities. Additionally, an Investment Fund may invest in distressed sectors through equity investments. Distressed securities are often inefficiently priced due to their lack of liquidity, the existence of forced sellers and the uncertainty created by the restructuring process.

	●	Corporate Long/Short strategies involve investing long and/or short in debt or debt-linked securities on an opportunistic basis. This strategy may be net long or net short, and seeks to exploit opportunities across comparable debt securities of different companies or of a single company versus an index.

	●	Structured Products strategies generally focus on credit risk as opposed to interest rate or prepayment risk. The universe of structured product strategies can be divided into the following two general groups, although there are Investment Managers that invest across the structured credit universe:

● Asset-Backed strategies typically emphasize non-agency residential mortgage-backed securities and commercial mortgage-backed securities, and other asset-backed securities such as auto loans, home equity loans, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets.

● Structured Corporate Credit strategies typically focus on collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs") and corporate credit index tranches (e.g., High Yield CDX indices). Investment Managers can be either directional (e.g., purchasing specific tranches of a CLO trading at distressed prices,) or relative value (e.g., taking advantage of technical inefficiencies in the relative pricing of two different tranches of an index), or both.

	●	Reinsurance is an income-based strategy in which an Investment Manager attempts to generate returns by insuring catastrophe and other risks that insurance (or reinsurance) companies want to offset. Reinsurance strategies have historically had little correlation to more traditional capital market investments and thus have the potential to be a source of diversification within a portfolio.

	●	Niche Credit/Income strategies are income-generating strategies that do not fit into the Distressed, Corporate Long/Short, Structured Products or Reinsurance investment strategies disclosed above, including, but not limited to: private investments in public equity securities ("PIPEs"); Regulation D offerings; life/viatical settlements and traded life policies; structured settlements; media, patent and royalty securitizations; and special purpose acquisition companies ("SPACs").

	●	Global Macro strategies encompass funds that have the broadest mandate and trade in all asset classes around the world, including fixed-income, as well as, but not limited to, equity, foreign exchange, commodities and emerging markets. Investment Managers generally focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses.

	●	Convertible Arbitrage strategies include a variety of strategies involving investments in convertible securities of companies that Investment Managers perceive to be undervalued from a fundamental or volatility perspective. The primary convertible arbitrage strategies that the Investment Managers intend to employ are:

● Capital Structure strategies generally seek to benefit from anomalies in the relative value of different securities or issues within a single company's capital structure.

● Volatility Arbitrage strategies use options and the underlying securities in an attempt to capture mispricings in option markets.

	●	Fixed-Income Relative Value strategies attempt to profit from price anomalies between related interest rate and currency instruments with the goal generally being to deliver steady returns with low volatility.

	●	Agency Mortgage-Backed strategies traditionally seek to invest in high quality securities with no credit risk (e.g., U.S. government and agency guaranteed mortgage-backed securities and U.S. Treasury securities), while hedging out interest rate risk to earn excess spread on the security.

At any given time, the Fund may not invest in all or certain of the foregoing strategies, and may invest in other strategies not listed above. See "Investment Program."

The Fund seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed and the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk.  Investment Funds may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.  See "Risk Factors."

The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

Selection of Investment Managers
The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds.  The Fund has been designed to afford the Adviser flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions.

The Adviser generally will follow certain general guidelines when reviewing and selecting Investment Managers.  Although the Adviser attempts to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of Investment Managers is a fundamentally subjective process.  The guidelines may be modified or eliminated at the discretion of the Adviser.  In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

The selection guidelines currently used by the Adviser are as follows:

Filtering Investment Manager Candidates.  The Adviser will use a variety of information sources to identify prospective investments, including but not limited to databases, prime brokers, proprietary UBS resources and other industry contacts.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers.  The Adviser will generally conduct a number of interviews with, and conduct substantial other due diligence of, an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the Investment Manager's Investment Fund an investment edge.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to assess the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analysis based on information it receives from or on behalf of Investment Managers.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

Potential Benefits of Investing in the Fund
An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.  An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of exposure to a number of different investment styles and Investment Managers.  By investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager or single strategy.

The Adviser
The Adviser is a direct wholly-owned subsidiary of UBS AG ("UBS AG"), a Swiss bank.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts.  The Adviser had total assets under management as of June 1, 2015 of approximately $34.4 billion.  See "Management of the Fund."

Fees and Expenses
The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement.  The Administrator provides certain other administrative services to the Fund including, among other things, providing office space and other support services to the Fund, pursuant to an Administration Agreement.  Under the Investment Management Agreement and the Administration Agreement, the Fund pays the Adviser  and the Administrator monthly fees at the aggregate annual rate of 1.75% of the Fund's net assets for the month (collectively, the "Fund Asset-Based Fees").

The Fund Asset-Based Fees are in addition to the asset-based fees charged by the Investment Funds and the incentive allocations charged by unregistered Investment Funds. The asset-based fees of the Investment Funds are expected to range from 0.9% to 2.5% of net assets and the incentive allocations of unregistered Investment Funds are expected to range from 0% to 25% of net profits. See "Risk Factors."

BNY Mellon Investment Servicing (US) Inc. ("BNY"), as Fund administrator, performs certain additional administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser.  In consideration for these services, the Fund and certain of these other investment funds pay BNY an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and will reimburse certain of BNY's expenses.

Investors purchasing Units in the Fund may be charged a waivable sales load of up to 2% of the investor's investment.

The Fund bears all expenses incurred in the business of the Fund.  The Investment Funds will bear all expenses incurred in the business of the Investment Funds.  See "Management of the Fund—Other Expenses of the Fund" and "Summary of Fund Expenses."

Borrowing
The Fund is authorized to borrow money temporarily for investment purposes and in connection with repurchases of, or tenders for, the Fund's Units.  The Fund, along with several other funds advised by UBS Hedge Fund Solutions LLC, is party to a secured revolving line of credit agreement (the "Credit Agreement"), under which the Fund may borrow from time to time on a revolving basis at any time up to $19,000,000.

The Fund is not permitted to borrow if, immediately after such borrowing, it would have asset coverage (as defined in the Investment Company Act) of less than 300%.  See "Risk Factors—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss" and "—The Fund May Borrow Money."

Special Investment Techniques
To attempt to hedge against foreign currency risks, the Fund may use derivatives.  The Adviser believes that it will utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts.  The Fund may sell securities short in pursuit of its investment objective, although it presently does not intend to do so.  The Fund's use of derivatives, as well as short sales, may trigger asset coverage or asset segregation requirements.  There can be no assurance that the Fund will engage in such techniques or that these techniques will be successful.  See "Risk Factors."

Investor Qualifications
Units will be sold only to investors who are "qualified clients," as that term is defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  A "qualified client" means an individual or company (other than an investment company) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million (excluding the value of the prospective investor's primary residence), or that meets certain other qualification requirements.  Before you may invest in the Fund, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Units except in the limited circumstances permitted in the Fund's Third Amended and Restated Limited Liability Company Agreement, dated January 1, 2015 (the "LLC Agreement").  (The form of investor certificate (the "Investor Certificate") that you will be asked to sign is attached to this Prospectus as Appendix B.)  If your Investor Certificate is not received and accepted by the Fund's Distributor (as defined below), your order will not be accepted.  Other similar arrangements may be permitted by the Distributor instead of the Investor Certificate.  If you attempt to transfer your Units in violation of the LLC Agreement, the transfer will not be permitted and will be void.  The Fund, in its discretion, may suspend applications for Units at any time.  See "Investor Qualifications."

Investor Suitability
An investment in the Fund involves a considerable amount of risk.  You may lose money.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Investors have no right to require the Fund to redeem their Units in the Fund.  See "Risk Factors—Investors Will Have Only Limited Liquidity."

The Offering
The Fund commenced the offering in August 2002, and has engaged in a continuous offering since that time.  The Fund has registered $821,751,879 of Units for sale under the registration statement to which the Prospectus relates.

The Fund is offering Units through UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Units, the "Distributor").  The Adviser and the Distributor may pay from their own resources compensation to the Distributor's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Units or ongoing servicing of clients with whom they have placed Units in the Fund.

Units may be purchased as of the first business day of each month at the Fund's then current net asset value per Unit.  Each date on which Units are delivered is referred to as a "Closing Date."  Prior to a Closing Date, an investor's funds will be held in a non-interest-bearing account at The Bank of New York Mellon, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  An investor will not become an investor of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the stated minimum initial investment is Units with a value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase Units with a value of less than $50,000, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the investor's overall relationship with the Distributor, the investor's holdings in other funds affiliated with the Adviser, and such other matters as the Distributor and the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Units substantially below this stated minimum initial amount.  The Fund, in its sole discretion, may vary the investment minimums from time to time.  Investors purchasing Units in the Fund may be charged a sales load of up to 2% of the investor's investment.

Distribution Policy
The Fund will pay dividends on the Units at least annually in amounts representing substantially all of the net investment income, if any, earned each year.  The Fund will pay substantially all taxable net capital gain realized on investments to investors at least annually.  See "Taxes—Distributions to Investors."

Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of your Units (but not below zero).  Any such distributions that reduce the adjusted tax basis of your Units represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of your Units, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that you recognize for tax purposes upon the disposition of your Units or upon certain subsequent distributions in respect of such Units.  Any distributions representing a return of capital, therefore, may cause you to pay higher taxes at a later date.

Distributions paid by the Fund will be reinvested in additional Units of the Fund unless an investor "opts out" (elects not to reinvest in Units).  Investors may elect not to reinvest by indicating that choice on the Investor Certificate.  Thereafter, investors are free to change their election at any time by contacting BNY (or, alternatively, by contacting their broker or dealer, who will inform BNY and/or the Fund).  Units purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Units on a daily basis.  To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Units on a daily basis because the Fund is a closed-end fund.  In addition, with very limited exceptions, the Fund's Units are not transferable and liquidity will be provided only through limited repurchase offers described below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment.  See "Risk Factors—Investors Will Have Only Limited Liquidity."

Repurchases of Units
No investor will have the right to require the Fund to redeem the investor's Units in the Fund.  The Fund from time to time may offer to repurchase Units pursuant to written tenders by investors.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from investors on a quarterly basis.  In addition, in accordance with the Investment Company Act and the LLC Agreement, the Fund may repurchase, at any time, Units of an investor or any person acquiring Units from or through an investor if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such Units.  See "Redemptions, Repurchases of Units and Transfers—No Right of Redemption or Transfer" and "—Repurchases of Units."

If Unit repurchase requests exceed the number of Units in the Fund's repurchase offer, the Fund may:  (i) increase the number of Units to be repurchased by up to 2% of the Fund's outstanding Units; (ii) extend the repurchase offer, if necessary, and increase the amount of Units that the Fund is offering to purchase; (iii) repurchase a pro rata portion of the Units tendered; or (iv) take any other action permitted by applicable law.  As a result, in any particular repurchase offer, tendering investors may not have all of their tendered Units repurchased by the Fund.  See "Redemptions, Repurchases of Units and Transfers—Repurchases of Units."

The LLC Agreement provides that the Fund shall be dissolved if the Units of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender all of its Units for repurchase by the Fund have not been repurchased within a period of two years of such request.  (The LLC Agreement is attached hereto as Appendix A.)

Taxation
Effective January 1, 2015, the Fund changed its tax classification from a partnership to a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

The Fund intends to qualify, and will elect to be treated, as a RIC under the Code.  As a RIC, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to investors.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in Units.  A substantial portion of the Fund's distributions to its investors may be taxable as ordinary income and may not be eligible for the preferential tax rates applicable to "qualified dividend income."  The Fund will inform its investors of the amount and character of its distributions to investors.  See "Taxes" and, in the SAI, "Tax Aspects."

Tax-exempt investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, "look through" to the character of the income, assets and investments held by the Investment Funds.  Investment Funds, however, generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to investors in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its investors) and all distributions out of earnings and profits would be taxed to investors as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.  (See "Taxes" and, in the SAI, "Tax Aspects.").

Reports to Investors
The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for investors to complete federal and state income tax or information returns, along with any other tax information required by law.  The Fund also will send to investors a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.  Quarterly reports from the Adviser regarding the Fund's operations during each quarter also will be sent to investors.

Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:

General Risks

	●	Investors may suffer a loss of capital.

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The Fund's performance depends upon the performance of the Investment Managers and selected strategies, the adherence by the Investment Managers to their selected strategies, the instruments used by the Investment Managers and the Adviser's ability to select Investment Managers and strategies and effectively allocate Fund assets among them.

●
Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as an attractive opportunity

●
The Fund is classified as a "non-diversified" investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act.  As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

●
The Fund intends to qualify as a RIC under the Code but may be subject to tax liabilities if it fails to so qualify.  Investment Managers may not provide information sufficient for the Fund to ensure that it qualifies as a RIC under the Code.

●
The Adviser and the Investment Managers may have conflicts of interests that could interfere with their management of the Fund or the Investment Funds, respectively.  Investments made on behalf of other clients of the Adviser may restrict the Fund's ability to purchase or sell certain Investment Funds under applicable law.

Liquidity Risks

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Fund Units are illiquid and are not listed on any securities exchange or traded in any other market and are subject to restrictions on transfer.  The Fund will be dissolved if the Units of an investor requesting to tender its entire investment are not purchased within two years of the request.

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Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Fund.  Under certain circumstances, some Investment Funds may impose limits (known as "gates") on the aggregate amount that an investor or all investors in the Investment Fund may withdraw on any single withdrawal date.  Additionally, some Investment Funds may suspend the redemption rights of their investors, including the Fund, from time to time.  As a result, the Fund's ability to provide liquidity to investors could be adversely affected.

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The Fund's assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Investment Managers, the Adviser and the Administrator, and the price at which purchases and repurchases are made.

	●	The Investment Funds' portfolios may include a number of investments for which no market exists and which have substantial restrictions on transferability.

●
Investment Managers may invest without limitation in restricted and illiquid securities.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

	●	The Investment Funds' portfolios may include investments that are difficult to value and may be able to be disposed of by the Investment Managers only at substantial discounts or losses.

●
Investment Funds generally are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive an in-kind distribution of securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund, but the Adviser may not be able to timely dispose of the investment and, therefore, investors may not be able to redeem their Units or may themselves receive distributions in-kind that are illiquid and difficult to value.

Investment Strategy Risks

●
An Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

	●	Any one or all of the companies in which the Investment Managers may invest may be unsuccessful or not show any return for a considerable period of time.

	●	Investment Managers may change their investment strategies (i.e., may experience style drift) at any time.

●
The Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes.  In addition, the Fund may engage in short-selling, although it presently does not intend to do so.  A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short.  An Investment Manager's use of short sales, leverage and derivative transactions, in certain circumstances, can result in significant losses.

●
The Investment Managers may use derivatives for hedging and non-hedging purposes.  To attempt to hedge against foreign currency risks, the Fund may use derivatives—principally forward currency exchange contracts, but also put options and futures contracts.  Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount.

	●	The Investment Managers may use leverage, which is likely to cause net assets to appreciate or depreciate at a greater rate than if leverage were not used.

●
The Fund may borrow money (or leverage) temporarily to (i) fund investments in certain Investment Managers, pending receipt of subscriptions, and (ii) meet requests for tenders, which could magnify significantly the potential volatility of the Units.

●
Investment Managers may invest in securities of non-U.S. issuers, including those located in emerging markets, which may subject the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

	●	Investment Managers may invest in Investment Funds that may be denominated in non-U.S. currency.

	●	Investment Managers may invest in Obligations of foreign issuers, including those located in emerging markets.

●
Investment Funds and investments located outside of the U.S. may be subject to withholding and other taxes in such non-U.S. jurisdictions and in other jurisdictions, which may reduce the return of the Fund and its investors.

	●	Investment Managers may invest in below-investment grade debt or so-called "junk bonds."

●
The Investment Managers' emphasis on investments in Obligations involves substantial risks because the value of Obligations may fluctuate, possibly significantly and unpredictably and generally will be affected by company-specific events, the market, interest rates and the general economic environment.

	●	Investment Funds' investments in debt or debt-linked securities may result in significant losses.

●
In any reorganization or liquidation proceeding relating to an Investment Fund's portfolio company, the Investment Fund may lose its entire investment or be required to accept cash or securities with a value less than the original investment.

●
It frequently may be difficult for an Investment Fund to obtain accurate information as to the condition of distressed issuers, and the ability of such entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.

	●	Investment Funds that invest in structured products bear the credit risks of the underlying collateral, index or reference obligation and are subject to counterparty risk.

●
Investment Funds may lose all or a significant portion of the principal invested in reinsurance-related securities and the right to additional interest payments with respect to the security, if a triggering event (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or non-natural events, such as large aviation disasters) occurs.

●
Risks associated with an Investment Fund's investment in life/viatical settlements, traded life policies and structured settlements include, but are not limited to, market risk, inflation risk, credit risk, and government policy risk.  An Investment Fund's return on an investment in a life/viatical settlement or traded life policy, which permit investors to invest in life insurance policies, will depend upon the seller's life expectancy and actual date of death.  Additionally, an Investment Fund can lose part of its principal investment if the seller lives long enough that the Investment Fund must pay additional premiums to maintain the policy.

●
Investment Funds may invest in special purpose entities whose underlying assets are royalty license agreements, media rights and patent streams, the risks of which generally include risks relating to the underlying industry, the products associated with the rights or streams, the structure of the financing and license agreements and bankruptcy or reorganization proceedings.  Additionally, under certain market conditions, these securities may become highly illiquid.

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Investment Managers may invest in SPACs.  Because SPACs are, in essence, blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition.

	●	The simultaneous failure of arbitrage strategies among a number of securities or Investment Funds may result in significant losses.

●
If an Investment Manager's analysis regarding price anomalies between related interest rate and currency instruments is incorrect or based on inaccurate information, such relative value investments may suffer significant losses.

●
Although legislation has been enacted to support certain government sponsored entities, including the Federal Home Loan Banks ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

●
Investment Managers may charge asset-based fees and incentive allocations, which may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees.  Because these fees are based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.

	●	Investment Funds may have a high portfolio turnover rate (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

●
To the extent that the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment.

	●	The Fund may, from time to time, have to hold some of its assets in money market securities, cash or cash equivalents.

Fund of Funds Risk

Because the Fund invests in Investment Funds, investors are subject to additional risks, including:

●
The Investment Funds and Investment Managers, in some cases, may be newly organized with no, or only limited, operating histories upon which to evaluate their performance; however, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

	●	Investors in the Fund will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers.

●
The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Units.  In most cases, the Adviser has little or no means of independently verifying this information.

	●	Investment Managers make investment decisions independent of the Adviser and each other, which may be conflicting.

●
At any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund and, consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

●
Investment Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and that may involve risks under some market conditions that are not anticipated by the Adviser.

●
While the Fund may invest in registered investment companies, Investment Funds generally will not be registered as investment companies under the Investment Company Act.  Therefore, despite the fact that the Fund itself is registered under the Investment Company Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the Investment Company Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.

●
Investors in the Fund will bear two layers of asset-based fees and expenses—one at the Fund level and one at the Investment Fund level—and incentive allocations at the Investment Fund level.  An investor who met the conditions imposed by Investment Managers, including investment minimums that may be considerably higher than the Fund's, could invest directly with the Investment Managers.

●
Investment Managers may receive an incentive allocation from an Investment Fund, and thus indirectly from the Fund's investors, for positive performance of the Investment Fund, even if the Fund's overall returns are negative.

	●	Fund investors may be exposed to significant indirect indemnification obligations to the Investment Funds, their Investment Managers and their third party service providers.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment.  An investment in the Fund should be viewed only as part of an overall investment program.  No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.  The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the investors in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive allocations, charged at the Investment Fund level.

Investor Transaction Expenses
Maximum Sales Load(1) (percentage of purchase amount)	2.00%
Maximum Redemption Fee	None (2)
Offering Expenses Borne by the Fund (as a percentage of offering amount)	0.01%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee	1.45%
Interest Payments on Borrowed Funds(3)	0.00%
Other Expenses (including Administrator Fee: 0.30%)	1.22%
Acquired Fund Fees and Expenses (Investment Fund fees and expenses)(4)	6.60%

Total Annual Expenses(5)	9.27%

___________________
(1)
Generally, the stated minimum initial investment in the Fund is Units with an initial value of at least $50,000, which minimum may be reduced for certain investors.  Investments may be subject to a waivable sales load of up to 2%.  See "Plan of Distribution."

(2)
While the Fund does not impose any charges on a repurchase of Units in the Fund, it may allocate to tendering investors withdrawal or similar charges imposed by Investment Funds if the Adviser determines to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

(3)
Reflects an estimate for the fiscal year ending March 31, 2016.  The Fund's interest expense for the period from January 1, 2015 to March 31, 2015 and for the year ended December 31, 2014 was $456 and $5,396, respectively.

(4)
Includes the fees and expenses of the Investment Funds in which the Fund is already invested and intends to invest, based upon average net assets of the Fund for the period from January 1, 2015 to March 31, 2015 of approximately $141 million, plus anticipated net proceeds of approximately $821 million from this offering.  Some or all of the Investment Funds in which the Fund invests charge incentive fees or allocations based on the Investment Funds' earnings.  The incentive fees or allocations charged by unregistered Investment Funds in which the Fund invests generally are expected to range from 0% to 25% of net profits.  The "Acquired Fund Fees and Expenses" disclosed above are based on historic earnings of the Investment Funds, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses."  The Adviser estimates that approximately 2.08% (as a percentage of the net assets attributable to Units) of the 6.60% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Adviser estimates that the balance of approximately 4.52% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

(5)
Reflects an estimate for the fiscal year ending March 31, 2016, based upon the Fund's expenses for the year ended December 31, 2014 and the period from January 1, 2015 to March 31, 2015.  Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above and the example below is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund.  The annual "Other Expenses" shown above are estimated for the current fiscal year based on average net assets of the Fund for the period from January 1, 2015 to March 31, 2015 of approximately $141 million.  "Other Expenses" do not include any fees or expenses charged by Investment Funds (which are reflected separately under "Acquired Fund Fees and Expenses").  For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

EXAMPLE:	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses, including a sales load (see footnote 1 above), on a $1,000 investment, assuming a 5% annual return:	$109	$276	$428	$756
___________________
* Without the sales load, the expenses would be: $91 (1 Year), $261 (3 Years), $417 (5 Years) and $751 (10 Years).

The example is based on the fees and expenses set forth in the table above and should not be considered a representation of future expenses.  Actual Fund expenses may be greater or less than those shown (and "Acquired Fund Fees and Expenses" may also be greater or less than that shown).  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

For a hypothetical $50,000 investment in the Fund at the Fund's inception through March 31, 2015, net gain would be approximately $49,225.

The Fund's total return for the period from August 1, 2002 (commencement of operations) to March 31, 2015 was 98.45%, and does not reflect deduction of a sales load.  If deduction of a sales load had been reflected, the total return for the period would have been lower.

Financial Highlights

The financial highlights table is intended to help an investor understand the Fund's financial performance for the last ten full fiscal years.  Prior to December 1, 2006, offerings of Units were not registered under the Securities Act of 1933, as amended (the "Securities Act").  Rather, Units were privately placed in reliance on the exemption from regulation under Section 4(2) of the Securities Act and Regulation D thereunder.  Because offerings of new Units of the Fund are now registered under the Securities Act, the Fund's expenses will be higher than they were before such registration, and, accordingly, the Fund's financial performance may be lower than it appears in the table below.  The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, covering the last five full fiscal years, along with the Fund's financial statements, is included in the SAI.  The SAI is available upon request.

Period from January 1, 2015 to March 31, 2015
Per Unit operating performance
Net asset value per Unit, beginning	$1,000.00
Gain/(Loss) from investment operations:
Net investment lossa	(8.09)
Net realized and unrealized gain (loss) from investments	14.58
Total gain from investment operations	6.49
Net asset value per Unit, ending	$1,006.49

__________________ aCalculated based on the average Units outstanding during the period.

Per Unit information is not applicable prior to the period from January 1, 2015 to March 31, 2015, as the Fund changed its tax classification, effective January 1, 2015, from a partnership to a RIC under Subchapter M of the Code.

			Year Ended December 31,

	Period from January 1, 2015 to March 31, 2015		2014	2013	2012	2011	2010	2009	2008	2007	2006

Ratio/Supplemental Data:
Ratio of net investment loss to average net assetsb,c	(0.81	)%d	(2.67)%	(2.43)%	(2.25)%	(2.12)%	(2.03)%	(2.01)%	(1.92)%	(1.93)%	(1.78)%
Ratio of net expenses to average net assetsb, c	0.81	% d	2.68%	2.44%	2.25%	2.11%	2.04%	2.03%	2.07%	2.12%	1.99%
Portfolio turnover rate	12.87%		39.75%	14.52%	37.29%	17.95%	16.23%	23.27%	33.56%	4.42%	7.60%
Total returne	0.65%		1.16%	8.32%	7.98%	(4.05)%	8.67%	17.16%	(28.77)%	18.54%	15.58%
Net assets at end of period (including the Adviser)	$114,558,527		$116,798,660	$148,480,294	$177,176,232	$255,054,511	$367,837,793	$411,841,456	$418,876,644	$562,791,338	$275,562,734
________________

a	Calculated based on the average Units outstanding during the period.

b	Ratios to average net assets are calculated based on the average net asset value per Unit for the period.

c
Ratios of net investment loss and gross/net expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

d	Not annualized.

e
The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period.  The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan.  The total return does not reflect any sales charges.  Total return for periods less than a full year are not annualized.

PRIVACY NOTICE

This notice describes the Fund's privacy policy.  The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.  The Fund collects personal information for business purposes to process requests and transactions and to provide customer service.  "Personal Information" is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•
Transaction history, including information about Fund transactions and balances in your accounts with the Distributor or its affiliates or other Fund holdings and any affiliation with UBS AG and its affiliates.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser, the Distributor and its various other affiliates for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

Employing a "Fund of Funds" Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.  The success of the Fund depends in large part upon the ability of the Adviser and the Investment Managers to develop and implement investment strategies that achieve the Fund's investment objectives.  See "—Conflicts of Interest."  In addition, although the Adviser expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund's investment goal.

While the Fund may invest in registered investment companies, the Investment Funds generally will not be registered as investment companies under the Investment Company Act.  Therefore, despite the fact that the Fund itself is registered under the Investment Company Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the Investment Company Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.  Market conditions and trading approaches are continually changing, and a particular Investment Manager's past successful performance may be largely irrelevant to such Investment Manager's prospects for future profitability.  Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information.  In addition, certain securities in which an Investment Fund may invest may not have a readily ascertainable market price.  Such securities will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Investment Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation.  The Fund may rely on estimates of the value of these investments when calculating its net asset value.  The Fund may suspend the calculation of its net asset value, and sales of its Units, during periods when an emergency exists as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, and at any other time determined by the Board.

The valuation of the Fund's investment in an Investment Fund, as determined under procedures adopted by the Board, may under certain circumstances vary from the valuation provided by the Investment Manager of that Investment Fund.  See "Calculation of Net Asset Value."  Investors should recognize that valuations of illiquid securities, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds.  In addition, the Investment Funds may not always be able to readily provide the Fund with their finalized net asset values in advance of a purchase or withdrawal.  In such an event, it may be necessary for the Fund to rely on an estimate of the net asset value provided by the Investment Funds.  The Adviser will attempt to resolve any discrepancies between valuations assigned by an Investment Manager and fair value as determined by the Adviser and BNY by seeking information from the Investment Manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Fund's investment in accordance with procedures adopted by the Board.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  The investment strategies and styles used by an Investment Manager are subject to change without notice.  For information about an Investment Fund's net asset value and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Units.  Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing with or recourse against the Investment Funds, Investment Managers or any of their affiliates.

The Adviser will not have any control over the investments made by Investment Managers.  The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds.  These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser.  Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes.  In addition, at times when Investment Funds offer limited availability to investors, the Adviser may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio that differs from the portfolio that might result if the Adviser only managed the Fund.  Although the Adviser intends to use certain criteria in evaluating and monitoring Investment Funds, there is no assurance that the Adviser will use the same criteria for all Investment Funds.  Although the Adviser employs a due diligence process to review each Investment Manager's back office and accounting systems and obtains third party verifications and background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager's operations and activities.

An investor who meets the conditions imposed by the Investment Managers can invest directly with the Investment Managers.  These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment.  By investing in the Investment Funds indirectly through the Fund, the investor bears two layers of asset-based fees and expenses—at the Fund level and the Investment Fund level—and incentive allocations at the Investment Fund level.  In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund.  The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund investors, to an additional level of fees.  In the aggregate, these fees and expenses can be substantial and will adversely affect the value of any investment in the Fund.  The Investment Funds also may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

Each Investment Manager will receive any incentive allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally.  Accordingly, an Investment Manager may receive an incentive allocation from an Investment Fund, and thus indirectly from the Fund's investors, for positive performance of the Investment Fund, even if the Fund's returns are negative.  Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other.  As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund.  Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.  Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

Each Investment Manager has exclusive responsibility for making trading decisions on behalf of its Investment Fund.  The Investment Managers also manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) that, together with accounts already managed by such Investment Managers, could compete for the same trades an Investment Manager might otherwise make on behalf of the Fund, including competition for priority of order entry.

The Investment Managers have varying levels of experience.  The Investment Managers and their principals may employ trading methods and policies that may differ from those of other Investment Managers, and that may deviate from the Adviser's expectations concerning such methods and policies.  Therefore, the results of any Investment Manager's investments on behalf of the Fund may differ from those of the other accounts operated by the Investment Managers and from results anticipated by the Fund's models and projections.

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting.  Investment Managers may also face competition  from  other investment  funds  that may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel.  Additionally, certain Investment Managers may pursue over time different investment strategies that may limit the Fund's ability to assess an Investment Manager's ability to achieve its long-term investment objective.  Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time.  In such instances, an Investment Manager may be unable to manage an Investment Fund's increased assets effectively because it may be unable to maintain the Investment Fund's current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

The Fund seeks to allocate its assets among various Investment Managers.  Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals  by investors.  In addition, although the dispersion of the Fund's investments is intended to reduce the Fund's exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Funds will be limited, and the portfolios of some Investment Funds may be highly concentrated in particular companies, industries or countries.  As a consequence, the Fund's returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

Generally, Investment Funds are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid.  The governing instruments of each Investment Fund likely will have provisions restricting both the transferability of an investor's interest and the ability of any investor to withdraw its investment in certain circumstances.  Additionally, Investment Funds may charge fees in respect of withdrawals or redemptions, and may suspend the redemption rights of their investors, including the Fund, from time to time.  Certain Investment Funds have limitations on the ability to withdraw or redeem assets, and, under certain circumstances, may impose limits (known as "gates") on the aggregate amount that an investor, or all investors, in an Investment Fund may withdraw on a single withdrawal date, and some Investment Funds will not have withdrawal periods that coincide with those of the Fund.  As a result, the liquidity of the Fund's Units may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its investors.  In addition, Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in  the  over-the-counter  markets.  Restricted securities may sell at a price lower than similar  securities that are  not subject to restrictions on resale.  Some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may also not be able to meet redemption requests through distributions in kind.  In such circumstances, the Fund's ability to provide liquidity to investors could be adversely affected.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Units, or from liability of an Investment Fund or an Investment Manager to a service provider arising out of the same breach.  Investors may be exposed, indirectly, to these indemnification obligations.

Investments in Non-Voting Stock; Inability to Vote

The Fund intends to purchase non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund in order to avoid becoming (i) an "affiliated person" of any Investment Fund within the meaning of the Investment Company Act and (ii) subject to the Investment Company Act limitations and prohibitions on transactions with affiliated persons.  For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the Investment Fund to less than 5% of the Investment Fund's voting securities.  See "Investment Program—Investment Objective and Policies."

The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund.  This result would be accomplished through a written agreement between the Fund and the Investment Fund, whereby the Fund irrevocably foregoes the right to vote in a manner that legally binds both the Fund and all subsequent holders, and the Investment Fund is granted the right to enjoin any holder from voting.  Such an agreement also will include a statement of the parties' intention that the agreement should be interpreted broadly to effect the parties' desire that the Fund's interest be identical to that of a separate non-voting class.  In each instance, the Adviser will determine if the Fund will waive the Fund's voting rights, and will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser's other clients.  The Fund will not receive any consideration in return for entering into a waiver arrangement.  Any such arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the Investment Company Act.

To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could be adverse to the Fund's interests, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund.  As a result, the Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its investors.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  These factors may affect, among other things, the level of volatility of securities' prices, the liquidity of the Investment Funds' investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund's profitability or result in significant losses.  Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy.  In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements.  Additionally, the regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.  In particular, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has engaged in a general investigation of hedge funds that has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  The effect of any future regulatory change on the Fund could be substantial and adverse.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, was intended to establish rigorous financial oversight standards and has resulted in significant revisions to the U.S. financial regulatory framework.  Among other things, the Dodd-Frank Act grants regulatory authorities, such as the Commodity Futures Trading Commission (the "CFTC") and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market.  Many provisions of the Dodd-Frank Act have been implemented through regulatory rulemakings and similar processes, and many other provisions will continue to be implemented over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict and may be adverse, as it is unclear whether the aforementioned regulatory authorities will undertake rulemaking or supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  Direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers and the trading and use of many derivative instruments, including swaps.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.  In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities.  Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release seeking public comment on a wide range of issues raised by the use of derivatives by investment companies.  The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance.  While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit or restrict the ability of the Fund and the Investment Funds to use certain derivative instruments, increase the costs of using these instruments or make them less effective.  It is not possible to predict the effects of these regulations on the Fund's portfolio and the Investment Funds' portfolios.  The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that the Adviser will be successful in doing so.

The Dodd-Frank Act created the Financial Stability Oversight Council (the "FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as the Fund, the Adviser, Investment Funds and Investment Managers, whose failure the FSOC determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (the "Federal Reserve").  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private investment funds such as the Investment Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Investment Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC also may recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund or an Investment Fund as a systemic risk to be placed under the Federal Reserve's supervision, the Fund or the Investment Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund's and/or an Investment Fund's ability to meet its investment objective and may place the Fund or an Investment Fund at a disadvantage with respect to its competitors.

Investment Funds and Investment Managers may face additional reporting and recordkeeping requirements.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of:  amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices; and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Investment Funds' adherence to these recordkeeping and reporting requirements may indirectly increase Fund expenses.

Additionally, the Adviser is a "banking entity" for purposes of the "Volcker Rule" contained in Section 619 of the Dodd-Frank Act.  The Volcker Rule will limit the ability of banking entities, which would include the Adviser, to sponsor, invest in or serve as investment adviser of hedge funds and private equity funds (collectively, "Covered Funds") and the ability of the Adviser or any of its affiliates to engage in certain transactions with Covered Funds.  The final implementing regulations for the Volcker Rule were adopted on December 10, 2013 and went into effect April 1, 2014.  Covered banking entities that existed prior to December 31, 2013 must come into compliance with the rules by July 21, 2016, although the Federal Reserve Board has stated that it intends in 2016 to extend the conformance period for compliance with the Covered Fund restrictions to July 21, 2017.  While the effects remain uncertain, and while registered investment companies are excluded from the definition of a Covered Fund, the Volcker Rule could potentially have a negative effect on market liquidity, which may adversely affect the Funds.

The Investment Funds' Use of Hedging Involves Risk of Loss

The Investment Funds may engage in hedging strategies, which use short sales, options, swaps, caps and floors, futures and forward contracts and other derivatives in an effort to protect assets from losses.  Similarly, the Fund may, but is not required to, attempt to hedge against foreign currency risks through the use of derivatives.  Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value.  Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase.  It may not be possible for the Investment Funds to hedge against a change or event at a price sufficient to protect against a decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible, or desirable, to hedge against certain changes or events at all.  There can be no assurances that these hedging strategies will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions.

No assurance can be given that Investment Managers or the Adviser will employ hedging strategies with respect to all or any portion of a given Investment Fund's, or the Fund's, assets.  To the extent that hedging transactions are effected, their success is dependent on each Investment Manager's, or the Adviser's, ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against.  The Fund expects to use derivatives as a means to attempt to hedge against foreign currency risks.  See "—The Fund's Use of Derivatives Involves Risks" below.  While an Investment Manager may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments being hedged, or the nonoccurrence of events being hedged against, may result in poorer overall performance than if the Investment Manager had not engaged in any such hedge.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary.  Moreover, for a variety of reasons, the Investment Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.  Such imperfect correlation may prevent the Investment Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

On February 9, 2012, the CFTC adopted rule amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator, thus narrowing an exclusion from the definition of "commodity pool operator" traditionally relied upon by registered investment companies.  Pursuant to such rule amendments, the Fund only may invest in commodity futures, commodity options contracts and commodity-related swaps, so long as the aggregate amount of initial margin and premiums required to establish such positions, other than for bona fide hedging purposes, does not exceed 5% of the Fund's net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions) (the "de minimis thresholds").

The Fund, historically, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.  There is no assurance, however, that the Fund will continue to be eligible for such exemption.  Consistent with CFTC staff guidance, on December 19, 2012, the Adviser filed a claim to perfect time-limited no-action relief from registering as a commodity pool operator until the later of June 30, 2013, or six months after the effective date (or compliance date, if later) of revised guidance issued by the CFTC's Division of Swap Dealer and Intermediary Oversight on the application of the de minimis thresholds to fund-of-funds operators.  The amendments to Regulation 4.5 under the CEA may subject the Adviser to regulation by the CFTC and require the Fund to operate subject to applicable CFTC registration, disclosure and operational requirements.  Additionally, compliance with these requirements may increase Fund expenses.  The CFTC, however, has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators.  The implications of compliance with the amendments to Regulation 4.5, therefore, are still uncertain.  The Fund and the Adviser will continue to analyze the nature and extent of the potential impact of these rule changes.

Market Fluctuations Will Affect the Fund's Returns

The Fund's investments in Investment Funds may be negatively affected by the broad investment environment in the securities markets.  That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Stock prices may experience greater volatility during periods of challenging market conditions.  In addition, there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity.  Therefore, the Fund's net asset value will fluctuate.  You may experience a significant decline in the value of your investment and could lose money.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The Fund's Investment Strategies May Involve Risk of Loss

Some of the principal risks of the identified investment strategies (which will be employed through the Investment Funds) are set forth below.  Depending on economic and market conditions, other risks may be present.

Distressed strategies.  As part of these strategies, the Investment Managers focus on financially distressed companies.  The success of some Investment Funds' investment activities will depend on the Investment Managers' ability to identify and exploit inefficiencies in the high yield and distressed debt securities markets.  Identification and exploitation of these opportunities involve uncertainty.  Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time.  The equity securities of distressed companies may be highly illiquid and hard to value.  Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity.  In any related reorganization or liquidation proceeding, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.  Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

Among other risks, it frequently may be difficult to obtain accurate information as to the true condition of distressed issuers, and the ability of such entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.  Judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims.  The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

Additionally, Investment Managers may invest in high yield securities, including below-investment grade debt or so-called "junk bonds."  "Junk bonds" involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities.  The prices of "junk bonds" can fall dramatically in response to negative news about the issuer or its industry, or the economy in general.  In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

Corporate Long/Short strategies.  As part of these strategies, an Investment Manager seeks to purchase what it believes to be undervalued securities and may sell what it believes to be overvalued securities to generate returns and to hedge out some portion of the general market risk.  These long and any short positions often are completely unrelated.  If the Investment Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Investment Fund.  There can be no assurance that an Investment Manager will employ any hedging strategies (including short sales) with respect to all or any part of its portfolio.

Structured Products strategies.  Investment Funds that invest in structured products bear the credit risks of the underlying collateral, index or reference obligation and are subject to counterparty risk.  An Investment Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Investment Fund.

The universe of structured product strategies can be divided into the following two general groups:  (i) asset-backed strategies; and (ii) structured corporate credit strategies.

Investment Managers may invest in securities that represent an interest in a pool of mortgages ("MBS") and other types of loans, such as auto loans, home equity loans, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets (collectively, "ABS").

The investment characteristics of MBS differ from traditional debt securities.  Among the major differences are that interest and principal payments on MBS are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.  The adverse effects of prepayments may affect the Fund indirectly in two ways.  First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments.  Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund.  In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

ABS use securitization techniques similar to MBS.  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Risks associated with ABS are largely similar to those of MBS; however, these securities may provide an Investment Fund (and, thus, the Fund) with a less effective security interest in the related collateral than do MBS.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on such ABS.

The collateralized mortgage obligation ("CMO") and stripped MBS markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes.  Interest only pass-through securities experience greater yield variability relative to changes in prepayments.  "Inverse floaters" experience greater variability of returns relative to changes in interest rates.  To the extent that an Investment Fund concentrates its investments in these or other derivative securities, the prepayment risks, interest rate risks and hedging risks associated with such securities will be severely magnified.  In addition, investments in subordinated MBS and ABS also involve greater credit risk of default than the senior classes of the issue or series.  Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans.  Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity.  Such securities, therefore, possess some of the attributes typically associated with equity investments.

Some Investment Managers also may invest in structured notes, variable rate MBS and ABS (including adjustable-rate mortgage securities, which are backed by mortgages with variable rates) and certain classes of CMO derivatives (under which the rate of interest payable varies with a designated rate or index).  The value of these investments is tied closely to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices.  This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

 The frequency with which prepayments (including voluntary prepayments by obligors, and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors.  Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans.  Although ABS generally are less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS.  However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.  In general, "premium" securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and "discount" securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments.  Since many MBS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS may be adversely affected by changes in prepayments in any interest rate environment.

Investors in CLOs bear the credit risk of the underlying collateral.  In addition to the general risks associated with fixed-income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.  Payment of interest and repayment of principal on ABS is largely dependent on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements.  ABS values also may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement.  In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.  CBOs, a similar type of structured security, typically are backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities).  Certain CLO and CBO issuers may also use derivatives contracts to create "synthetic" exposure to assets rather than holding such assets directly, which implicates the risk described under the captions "—Hedging Strategies" and "—The Investment Funds' Use of Derivatives Involves Risk."

Reinsurance strategies.  The principal risk of an investment in a reinsurance-related security is that a triggering event (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or non-natural events, such as large aviation disasters) will occur and an Investment Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security.  As the likelihood and severity of natural and other large disasters increases, the risk of significant losses to reinsurers may increase.  There is no way to predict with complete accuracy whether a triggering event will occur and, therefore, reinsurance-related securities carry a high degree of risk.

Niche Credit/Income strategies.  Investment Managers may invest in niche strategies, including, but not limited to:

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PIPEs and Regulation D offerings.  While Investment Managers may invest without limitation in restricted and illiquid securities, they may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.  See "—Restricted and Illiquid Investments Involve the Risk of Loss."  Shares in PIPEs generally are not registered with the SEC until after a certain time period, which can last several months, from the date the private sale is completed.  Until the public registration process is completed, an Investment Fund will be restricted from reselling, or freely trading, PIPEs.  While PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified time period, there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.  Investment Funds also may invest in securities offered pursuant to Regulation D under the Securities Act, which similarly may be restricted or illiquid, thus preventing the Investment Managers from being able to sell the securities at the most opportune times or at prices approximating the value at which they purchased such securities.

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Life/viatical settlement, traded life policies and structured settlements.  Risks associated with an Investment Fund's investment in life/viatical settlements, traded life policies and structured settlements include, but are not limited to, market risk, inflation risk, credit risk, and government policy risk.  An Investment Fund's return on an investment in a life/viatical settlement or traded life policy, which permit investors to invest in life insurance policies, will depend upon the seller's life expectancy and actual date of death.  Additionally, an Investment Fund can lose part of its principal investment if the seller lives long enough that the Investment Fund must pay additional premiums to maintain the policy.

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Media, patent and royalty securitizations.  Investment Funds may invest in special purpose entities whose underlying assets are royalty license agreements, media rights and patent streams, the risks of which generally include risks relating to the underlying industry, the products associated with the rights or streams, the structure of the financing and license agreements and bankruptcy or reorganization proceedings.  Additionally, under certain market conditions, these securities may become highly illiquid.

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SPACs.  SPACs are, in essence, blank check companies without an operating history or ongoing business other than seeking acquisitions and, therefore, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition.

Global Macro strategies.  The success of global macro strategies will depend on an Investment Manager's ability to identify and exploit opportunities in global economies, some of which will result in an Investment Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets.  Investment Managers generally focus on underlying macro-economic fundamentals in developing their investment theses.  There can be no assurance that such macro-economic fundamentals will prove to be correct.

Convertible Arbitrage strategies.  The success of arbitrage strategies depends on the ability of an Investment Manager to accurately assess the relative value of a security in relation to its historical trading range.  If assumptions used in the research and analysis of the arbitrage investment are incorrect or if the model used to evaluate arbitrage investments is flawed, arbitrage strategies may be unsuccessful.  Even if an Investment Manager makes an accurate assessment of a security's historical trading range, the security may strike a new trading range, which could result in the failure of the volatility arbitrage strategy with respect to that security.  The simultaneous failure of arbitrage strategies among a number of securities or Investment Funds may result in significant losses to the Fund.

Fixed-Income Relative Value strategies.  Fixed-income arbitrage strategies generally involve spreads between two or more positions.  To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur.  Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position.  Substantial risks are involved in trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, MBS and ABS, futures and options, interest rate caps, interest rate swaps and the various other financial instruments and investments that fixed-income arbitrage strategies may trade.  Substantial risks also are involved in borrowing and lending against such investments.  The prices of these investments can be volatile, market movements are difficult to predict and financing sources and related interest and exchange rates are subject to rapid change.  Certain securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks.  Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed-income arbitrage strategies.  Many other unforeseeable events, including actions by various other government agencies and domestic and international political events, may cause sharp market fluctuations.  Additional risks include counterparty risk, margin calls, increased costs of funding, market illiquidity and deleveraging from other fixed-income market participants.

The success of the investment activities of an Investment Manager involved in fixed-income and convertible bond arbitrage will depend on such Investment Manager's ability to identify and exploit price discrepancies in the market.  Identification and exploitation of the market opportunities involve uncertainty.  No assurance can be given that an Investment Manager will be able to locate investment opportunities or to correctly exploit price discrepancies.  A reduction in the pricing inefficiency of the markets in which such Investment Manager will seek to invest will reduce the scope for the Investment Manager's investment strategies.  In the event that the perceived mispricings underlying such Investment Manager's positions were to fail to materialize as expected by such Investment Manager, the Fund could incur a loss.

Agency Mortgage-Backed strategies.  Although legislation has been enacted to support certain government sponsored entities, including the FHLB, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.  Certain governmental entities, including FHLMC and FNMA, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.  U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities.

Investments in Fixed-Income Markets Involve Risk of Loss

The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  Fixed-income securities markets can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries.  During periods of reduced market liquidity, an Investment Fund may not be able to readily sell fixed-income securities at prices at or near their perceived value.  If an Investment Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.  An unexpected increase in Investment Fund redemption requests, including requests from shareholders who may own a significant percentage of the Investment Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Investment Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Investment Fund's share price and increase the Investment Fund's liquidity risk, expenses and/or taxable distributions.  Economic and other market developments can adversely affect fixed-income securities markets.  Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.  Policy and legislative changes worldwide are affecting many aspects of financial regulation.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Interest Rate Risk

Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of an Investment Fund's investments in these securities to decline.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the United States, an Investment Fund may be subject to a greater risk of principal decline from rising interest rates.  When interest rates fall, the values of already-issued fixed-income securities generally rise.  However, when interest rates fall, an Investment Fund's investments in new securities may be at lower yields and may reduce the Investment Fund's income.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.  Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.  In the event that an Investment Fund has a negative average portfolio duration, the value of the Investment Fund may decline in a declining interest rate environment.  Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.  Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

Investments in Obligations Involve Risk of Loss

All securities investments risk the loss of capital.  The value of the Fund's total net assets should be expected to fluctuate.  To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased.  An Investment Manager's use of leverage is likely to cause the Fund's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Since the Investment Managers will invest in Obligations, the risk to the Fund is substantial.  The market value of some of an Investment Fund's portfolio investments should be expected to fluctuate, possibly significantly and unpredictably.  No assurance can be given that the Investment Managers will be able to locate investment opportunities or to correctly exploit inefficiencies in the markets.  The value of an Investment Fund's portfolio investments generally will be affected by company-specific events, the market, interest rates and the general economic environment.  An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.  These investments may be difficult to value and an Investment Manager may be able to dispose of these investments only at substantial discounts or losses.

An Investment Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors.  These investments are subject to both interest rate risk and credit risk.  These investments also are subject to the risk of non-payment of scheduled interest or principal.  Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment.  In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

Some of these investments may be difficult for an Investment Manager to value because market quotations are not available.  In these circumstances, investments may be valued by an Investment Manager based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

The Fund's and the Investment Funds' Use of Short Selling is Highly Speculative

The Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes.  In addition, the Fund may engage in short-selling, although it presently does not intend to do so.  To effect a short sale, the Fund or an Investment Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer, with an obligation to replace the borrowed securities at a later date.  The Fund or an Investment Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  Short-selling allows the investor to profit from declines in market  prices  to the extent such declines exceed the transaction costs and the costs of borrowing the securities.  In certain circumstances, these techniques can substantially increase the impact of adverse price movements on the Fund's or an Investment Fund's portfolio.  A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that the securities necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Short selling is a speculative investment technique that involves expenses to the Investment Funds and the following additional risks:

•	While the potential gain on a short sale is limited, the loss is theoretically unlimited.

•	It can increase the effect of adverse price movements on an Investment Fund's portfolio.

•	The Investment Fund may not be able to close out a short position at any particular time or at the desired price.

•
The Investment Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Investment Fund, thus increasing the price the Investment Fund may have to pay for the security and causing the Investment Fund to incur losses on the position.

•	If the market for smaller capitalization or foreign companies becomes illiquid, the Investment Fund may be unable to obtain securities to cover short positions.

•	Certain foreign markets may limit the Investment Fund's ability to short stocks.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements.  The Investment Funds' ability to execute a short selling strategy may be materially adversely impacted by new rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events.  Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Investment Funds.

In connection with any short selling by the Fund, the Fund may be required to comply with the Asset Coverage Requirement (defined below) or segregate liquid assets in an amount generally equal to the value of the security sold short, enter into offsetting transactions or own positions covering its obligations.  See "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss."

The Fund's Use of Derivatives Involves Risks

The Fund expects to use derivatives as a means to attempt to hedge against foreign currency risks.  The Adviser believes that it will utilize principally forward currency exchange contracts, although it may also utilize put options and futures contracts.

Forward currency exchange contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price.  The Fund may use forward currency exchange contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, as Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar and certain Investment Funds may be denominated in non-U.S. currency.  This hedging technique would allow the Adviser to "lock in" the U.S. dollar price of the security.  The Fund also may use forward contracts to attempt to protect the value of an Investment Fund's holdings of foreign securities.  There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into by the Fund with respect to such holdings.

Options transactions may be effected on securities exchanges or in the over-the-counter market.  When put options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trade may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trade, thereby preventing prompt liquidation of futures positions and potentially subjecting an investor to substantial losses.  Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market.

There can be no assurance that the Fund will utilize such derivatives or that the use of such derivatives will be successful.  Additionally, pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, enter into offsetting transactions or own positions covering its obligations, all of which could have the effect of restricting portfolio management.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

The Investment Funds' Use of Derivatives Involves Risk

Some of the Investment Funds may invest in, or enter into, derivatives contracts ("Derivatives"), including options, swaps, swaptions, futures and forward agreements, for investment or hedging purposes.  The use of these instruments involves the following risks, among others:

•	Derivatives can be volatile.

•
Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large impact on the Investment Fund's performance.

•	The market for any Derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

•	Entering into Derivative transactions in foreign markets may involve more risk than entering into domestic transactions.

•	Certain Derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions.

The stability and liquidity of Derivatives depend in large part on the creditworthiness of the parties to the transactions.  It is expected that each Investment Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into Derivatives.  If there is a default by the counterparty to such transaction, the applicable Investment Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction.  However, exercising such contractual rights may involve delays or costs that could result in the net asset value of the Investment Fund (and thus the Fund) being less than if such Investment Manager had not entered into the transaction.  Furthermore, there is a risk that a counterparty could become insolvent.  If one or more of an Investment Manager's counterparties were to become insolvent or the subject of liquidation proceedings in the United States, there exists the risk that the recovery of such Investment Manager's fund's securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Managers may use counterparties located in various jurisdictions outside the United States.  Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency.  However, the practical effect of these laws and their application to the Investment Funds' assets are subject to substantial limitations and uncertainties.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

Investments in Commodity Interests May Involve Substantial Risks

Some of the Investment Funds may trade in commodity interests.  The low margin or premiums normally required in trading commodity interests may provide a large amount of indirect leverage, and a relatively small change in the price of a security or contract could produce a disproportionately larger profit or loss.  There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold on commodities, and an Investment Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits."  Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.  Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading.  Similar occurrences could prevent an Investment Fund from promptly liquidating unfavorable positions and could subject such Investment Fund, and therefore the Fund, to substantial losses.  In addition, Investment Funds may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.  It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.  In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities.  Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, shareholders may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Successful use of stock index futures contracts by an Investment Fund also is subject to the Investment Manager's ability to correctly predict movements in the direction of the market.

Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Investment Funds May Be Exposed to Credit Risk

Many of the markets in which the Investment Funds effect their transactions are over-the-counter or "interdealer" markets.  The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets.  To the extent an Investment Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, such Investment Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes Investment Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing an Investment Fund to suffer a loss.  Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where an Investment Fund has concentrated its transactions with a single or small group of counterparties.  Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty.  The ability of Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses.

The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss

The Fund and Investment Funds may borrow money for investment and other purposes, and may directly or indirectly borrow funds from brokerage firms and banks.  The Fund intends to borrow temporarily only for investment purposes and to meet requests for tenders.  Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks and has the effect of potentially increasing losses.  In addition, Investment Funds may leverage their investment returns with options, swaps, forwards, short selling and other derivative instruments.

Although leverage will increase investment return if the Fund or an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Fund or such Investment Fund fails to earn as much on such investments as it pays for the use of such funds.  Using leverage, therefore, will magnify the volatility of the value of the Fund's or such Investment Fund's portfolio.  If the Fund's or an Investment Fund's portfolio securities decline in value, it could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in the aggregate value of the Fund's or an Investment Fund's assets, whether resulting from changes in market value or from redemptions, it might not be able to liquidate assets quickly enough to pay off its borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Fund or an Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Any event that adversely affects the value of an investment would be magnified to the extent that leverage is employed.  The cumulative effect of the use of leverage by the Fund or an Investment Fund, directly or indirectly, could result in a loss to the Fund that would be greater than if leverage were not employed.  In addition, to the extent that the Fund or Investment Funds borrow funds, the rates at which they can borrow will affect the operating results of the Fund.

In addition, the Investment Funds' anticipated use of short-term margin borrowings will generally result in certain additional risks to the Fund.  For example, should the securities that are pledged to brokers to secure the Investment Funds' margin accounts decline in value, or should brokers from which the Investment Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Investment Funds could be subject to "margin calls," pursuant to which the Investment Funds must either deposit additional funds with their brokers or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of an Investment Fund, the Investment Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

With respect to borrowings by the Fund, the Investment Company Act limits the amount the Fund can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the proceeds of such indebtedness, measured at the time the Fund incurs the indebtedness.

The Incentive Allocations Charged by the Investment Managers May Create Incentives for Speculative Investment

Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive incentive allocations.  The asset-based fees of the Investment Funds are expected to range from 0.9% to 2.5% of net assets, and the incentive allocations of unregistered Investment Funds are expected to range from 0% to 25% of net profits, but may be greater or less in some cases.  The Adviser and the Administrator also will charge asset-based fees.

The incentive allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive allocation.  In addition, because the incentive allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

Investment Funds and Investment Managers May be Newly Organized

Some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.  There can be no assurance that the Adviser's assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

The Investment Funds' Foreign Investments Involve Risk of Loss

One or more Investment Funds may invest in the securities of foreign issuers, including those in emerging markets, and in depositary receipts, such as American Depository Receipts (ADRs).  Certain Investment Funds may be denominated in non-U.S. currency.  Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Foreign investments face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations;

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital;

•	reduced availability of information regarding foreign companies;

•	different accounting, auditing, financial and legal standards and possibly less stringent reporting standards and requirements;

•	reduced liquidity and greater volatility;

•	increased brokerage commissions and custody fees;

•
securities markets that are less developed than in the United States may suffer from periods of relative illiquidity, and may be subject to a lesser degree of supervision and regulation than securities markets in the United States;

•	foreign withholding and other taxes;

•	delays in settling securities transactions;

•	threat of nationalization and expropriation and confiscatory taxation;

•	limits on the amounts of investment by foreign persons in particular issuers;

•	limits on the investment by foreign persons to specific classes of securities with less advantageous rights;

•	general social, political and economic instability and adverse diplomatic developments; and

•	the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility.

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face additional risks.  See "—Emerging Markets Risk."

These risks may be heightened for investments in Obligations of companies that are experiencing financial difficulties.  In addition, the bankruptcy, reorganization or similar laws and regulations affecting these foreign companies may be less favorable than those affecting U.S. companies and, therefore, the ability of an Investment Fund to realize on its investments in foreign companies may be adversely affected.

Emerging Markets Risk

Because Investment Managers may purchase Obligations of companies worldwide, they may purchase Obligations of issuers located in emerging countries.  Emerging countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  The markets of emerging countries may be more volatile than the markets of more mature economies.  Many emerging countries providing investment opportunities have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face the following additional risks, among others:

•	inflation and rapid fluctuations in inflation;

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries;

•	high concentration of investors and financial intermediaries;

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices; and

•	overburdened infrastructure and obsolete or unseasoned financial systems.

Investment Funds May Invest Significantly in Volatile Sectors and Markets

One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund's assets in an industry sector.  As a result, the investment portfolios of these Investment Funds (as well as the Fund's portfolio) may be subject to greater risk and volatility than if investments had been made in a broader range of issuers.  In addition, an Investment Fund's emphasis in a particular sector may be especially volatile.  To the extent that an Investment Fund concentrates its portfolio in securities of issuers in a single industry, the risk of any investment decision is increased.

Investors Will Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term investors.  Units in the Fund will not be traded on any securities exchange or other market.  Units are not transferable, except by operation of law upon the death, bankruptcy, insolvency or dissolution of an investor or otherwise only with the consent of the Board (which consent may be withheld in the Board's sole and absolute discretion), and liquidity will be provided only through limited repurchase offers.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from investors on a quarterly basis.  The LLC Agreement provides that the Fund will be dissolved if the Units of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender all of its Units for repurchase by the Fund has not been repurchased within a period of two years of such request.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold.  Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell.  It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

The Fund May Borrow Money

The Fund may borrow money temporarily to fund investments in certain Investment Managers, subject to the lender's terms, or in connection with repurchases of, or tenders for, the Fund's Units.  The Fund, along with several other funds advised by UBS Hedge Fund Solutions LLC, is party to the Credit Agreement, under which the Fund may borrow from time to time on a revolving basis at any time up to $19,000,000.

If the Fund borrows money, its net asset value may be subject to greater fluctuation until the borrowing is repaid and, therefore, the risks of leverage described under "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss" will be present.  The Fund would expect to repay leverage used to fund investments by selling its interests in Investment Funds.  If the Fund were unable to sell a sufficient value of interests in Investment Funds to repay these borrowings, the Fund could reduce its leverage by using the proceeds of subsequent offerings of Units.  Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will magnify the potential volatility of the value of the Fund's Units.

Borrowings by the Fund, if any, may be made on a secured basis.  The Fund's custodian will then either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian.  If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.  In the event of a default, the lender will have the right, through the Fund's custodian, to redeem the Fund's investments in Investment Funds without consideration of whether doing so would be in the best interests of the Fund's investors.  The rights of any lender to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's investors, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act.  Additionally, the Fund must comply with the Asset Coverage Requirement.  See "—The Fund's and Investment Funds' Use of Leverage Involves Risk of Loss."

The Fund is Non-Diversified

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act.  This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company.  Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Units.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

Restricted and Illiquid Investments Involve the Risk of Loss

The Investment Managers may invest without limitation in restricted securities and other investments that are illiquid, which may include PIPEs.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.  An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Some of the Investment Funds may invest all or a portion of their assets in private placements that may be illiquid.  Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, that provide for their separate liquidation over a much longer period than an investment in the Investment Fund.  Were the Fund to seek to liquidate its investment in an Investment Fund that maintains these investments in a side pocket arrangement or that holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable.  During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.  The Fund expects that the number of side pocket investments in which it will participate will be minimal under normal market conditions.

The Fund's repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund's ability to make withdrawals from Investment Funds, which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Investment Managers permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Investment Funds, under certain circumstances, may impose limits (known as "gates") on the aggregate amount that an investor or all investors in the Investment Fund may withdraw on any single withdrawal date, and (iii) the Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights.  Some Investment Funds also may suspend the redemption rights of their shareholders, including the Fund, from time to time.  The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

Conflicts of Interest

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (excluding the Fund, collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  Situations also may arise in which the Adviser, its affiliates or Adviser Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.

Investment research and due diligence are generally discussed among portfolio managers and other senior personnel of the Adviser and its affiliates.  However, investment decisions for the Fund are made independently from those of Adviser Clients.  If, however, the Fund desires to invest in, or withdraw from, the same Investment Fund as an Adviser Client, the opportunity will be allocated fairly, reasonably and equitably in accordance with the Adviser's allocation policies and procedures.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  In some cases, this process may adversely affect the amount the Fund will be able to invest in an Investment Fund.  In other cases, the Fund may invest in a manner opposite to that of Adviser Clients—i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.  However, the Adviser will seek to resolve such conflicts in a fair and equitable manner and believes that such risks are mitigated by its allocation policies and procedures.

While the Adviser will seek to ensure that neither the Fund nor any Adviser Client will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments, situations may arise in which the investment activities of Adviser Clients, the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees disadvantage the Fund.  Such situations may be based on, among other things:  (i) restrictions under the Investment Company Act and other laws regarding the combined size of positions that may be taken in an Investment Fund by the Fund and Adviser Clients, thereby limiting the size of the Fund's position in such Investment Fund; (ii) the difficulty of withdrawing from an Investment Fund where the market cannot absorb the sale of the combined positions of the Fund and the Adviser Clients; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Distributor or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates are referred to collectively as the "Investment Manager Accounts.")  Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers whose securities are owned by the Fund or by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Tax Risk

Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify as a RIC under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about certain Investment Funds in which the Fund is invested.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a sale of, or redemption from, an Investment Fund may limit utilization of this cure period.  In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions.  However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to investors.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Units and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from certain Investment Funds.  If the Fund does not receive accurate information from those Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income.  The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period (i.e., a return of capital).  See "Taxes—Distributions to Investors" for more information regarding the treatment of returns of capital.

In addition, the Fund may invest a substantial portion of its assets in non-U.S. Investment Funds that are classified as "passive foreign investment companies" (each, a "PFIC") for U.S. federal income tax purpose.  As described below at "Taxes—Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," the Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to investors as capital gain dividends or as "qualified dividend income").  Any non-U.S. Investment Funds and other non-U.S. entities in or through which the Fund invests may be subject to non-U.S. withholding and other taxes.  Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described in the SAI under the caption "Tax Aspects—The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the 'HIRE Act')").

Distributions to Investors and Payment of Tax Liability

The Fund will distribute at least 90% of its investment income and net short-term capital gains to investors each year.  See "Taxes."  Investors will be required each year to pay applicable federal and state income taxes on their respective distributions.  Investors who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Cyber Security Risk

The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cyber security incidents.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cyber security incidents affecting the Adviser, Administrator, Distributor, BNY, The Bank of New York Mellon or other service providers have the ability to cause:  (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund's ability to calculate its net asset value; (iii) impediments to the Fund's trading activities; (iv) the inability of investors to transact business with the Fund; (v) violations of applicable privacy, data security or other laws; (vi) regulatory fines and penalties; (vii) reputational damage; (viii) reimbursement or other compensation or remediation costs; (ix) legal fees; or (x) additional compliance costs.  Similar adverse consequences could result from cyber security incidents affecting underlying Investment Funds, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management system or business continuity plan, including the possibility that certain risks have not been identified.

USE OF PROCEEDS

The Fund will invest the net proceeds from the sale of Units, net of cash retained for operational needs to pay Fund expenses and amounts to be payable to withdrawing investors, in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable, assuming normal market conditions and the availability of suitable investments.  Pending the investment of the proceeds of the offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds, in short-term, high quality debt securities, money market instruments and money market funds.  The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.  The Fund paid offering expenses of approximately $76,000 from the proceeds of the offering.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to maximize total return over the long term.  The Fund is commonly referred to as a "fund of funds," and will seek to achieve its objective principally through the allocation of assets among a select group of Investment Managers and the Investment Funds that they operate.  Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the Fund's SAI.  The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors.  Except as otherwise indicated, the Fund's investment policies, strategies and restrictions are not fundamental and may be changed without a vote of the investors.  See "Additional Investment Policies—Fundamental Policies" in the Fund's SAI.

Currently, the Fund seeks to maintain a portfolio of Investment Funds that employ a wide range of fixed-income and derivative (and, to a lesser extent, equity) strategies to take advantage of market opportunities and pricing inefficiencies between the perceived value of an Obligation and its market value.  See "—Investment Strategies" below.  The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Investment Funds that employ primarily fixed-income strategies.  This investment policy is not fundamental and may be changed without a vote of the investors.

Investment Funds are generally unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, but they may also include registered investment companies.  The Fund has been designed to afford the Adviser flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions.  Accordingly, at any given time, the Fund may not invest in all or certain of the enumerated investment strategies described in this Prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted.  The Adviser may add different investment strategies at its discretion.

The Adviser seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed, and the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entail risk.  See "Risk Factors."

In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.  The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.  The Fund would purchase non-voting securities to avoid being an "affiliate" of an Investment Fund within the meaning of the Investment Company Act.  Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund.  As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

No assurance can be given that the Fund will achieve its investment objective.

Investment Strategies

At any given time, the Fund may not invest in all or certain of the investment strategies enumerated herein, and may invest in other strategies not listed.  The Investment Managers' investment strategies can be broadly grouped into the following categories:

Distressed strategies.  This strategy primarily involves investing in the debt securities of companies that are in the midst of financial restructuring, balance sheet re-capitalization or are trading at stressed or distressed prices in anticipation of such an event.  In certain cases, an Investment Fund's investment in a debt security could convert into equity or additional debt securities.  Additionally, an Investment Fund may invest in distressed sectors through equity investments.  Investment opportunities in this strategy are closely linked to the level of defaults and credit spreads.  Distressed securities are often inefficiently priced due to their lack of liquidity, the existence of forced sellers and the uncertainty created by the restructuring process.

Corporate Long/Short strategies.  This strategy involves investing long and/or short in debt or debt-linked securities on an opportunistic basis.  This strategy may be net long or net short, and seeks to exploit opportunities across comparable debt securities of different companies or of a single company versus an index.  Long-biased investing generally involves buying a security expecting its price to increase.  Short investing generally involves selling a security that the Investment Fund does not own (and has to borrow) expecting to profit from a decline in its price at a later date.  Although the strategy is more common in U.S. markets, a growing number of Investment Managers invest globally.  Investment Managers also may use leverage and may invest in derivatives and illiquid securities.  There can be no assurance that an Investment Manager will engage in short sales.

Structured Products strategies.  The Fund may invest a portion of its assets in structured products.  Such products generally focus on credit risk, as opposed to interest rate or prepayment risk.  Investment Managers typically will perform detailed research on the underlying assets that comprise the structured product as well as on the structure and the terms of the securitization, particularly with reference to the cash flow waterfall, credit enhancement, collateral triggers and control protection.  The liquidity spectrum is varied for structured product strategies.  The universe of structured product strategies can be divided into the two following general groups, although there are Investment Managers that invest across the structured credit universe:

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Asset-Backed strategies.  Asset-backed strategies typically emphasize investing in non-agency residential and commercial MBS, and other ABS, such as auto loans, home equity loans, credit card receivables, student loans, manufactured housing, aircraft leases and a variety of other cash-flow producing assets.

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Structured Corporate Credit strategies.  Structured corporate credit strategies typically focus on investing in CLOs, CBOs and corporate credit index tranches (e.g., High Yield CDX indices).  Investment Managers can be either directional (e.g., purchasing specific tranches of a CLO trading at distressed prices,) or relative value (e.g., taking advantage of technical inefficiencies in the relative pricing of two different tranches of an index), or both.

Reinsurance strategies.  This strategy is an income-based strategy in which an Investment Manager attempts to generate returns by insuring catastrophe and other risks that insurance (or reinsurance) companies want to offset.  Reinsurance strategies have historically had little correlation to more traditional capital market investments and thus have the potential to be a source of diversification within a portfolio.

Investment Managers may invest in a number of different reinsurance-related securities.  Traditional reinsurance (i.e., providing insurance to insurance companies) involves engaging in a contract directly with an insurance company where specific risks are assumed and the methodology for triggering a payout is defined in the contract.  Retrocession involves providing reinsurance to reinsurance companies, whereby a series of diverse risks are bundled together into a single contract, which has the potential to result in pricing advantages that can accrue to both the writers of the contracts and the purchasers thereof.  Investment Managers often invest in both traditional reinsurance and retrocession in a collateralized format where the full amount of capital that is theoretically at risk is held in a trust account from which losses can be paid.  Investment Managers also may invest in insurance-linked securities, such as catastrophe bonds and industry loss warranties.  Catastrophe bonds are issued by insurers and, while they typically are the most liquid insurance-related instrument, they generally offer lower potential returns.  Industry loss warranties reference the overall loss due to an event at an industry level, rather than for a specific insurer, and trade in swap-like format where protection can be bought and sold.  Liquidity is somewhat lower than in the catastrophe bond market, with the potential return and volatility profiles being somewhat higher.  Investment Managers also will occasionally use this market to hedge certain risks in their portfolios that they deem unacceptable.

Niche Credit/Income.  The Fund will invest in income-generating strategies that do not fit into the Distressed, Corporate Long/Short, Structured Products or Reinsurance investment strategies disclosed above, including, but not limited to:

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PIPEs and Regulation D offerings.  Certain of the Investment Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class.  Shares in such PIPEs generally are not registered with the SEC until after a certain time period, which can last several months, from the date the private sale is completed.  Until the public registration process is completed, an Investment Fund will be restricted from reselling, or freely trading, PIPEs.  Investment Funds also may invest in securities offered pursuant to Regulation D under the Securities Act, which similarly may be restricted or deemed illiquid.

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Life/viatical settlement, traded life policies and structured settlements.  Investment Funds may invest in life/viatical settlements and traded life policies, which permit investors to invest in life insurance policies.  The Investment Fund will purchase the policy, or a portion thereof, at a discount to the death benefit, and will collect the death benefit upon the death of the seller.  The Investment Fund's return will depend upon the seller's life expectancy and actual date of death.  Investment Funds also may invest in structured settlements, which are arrangements in which personal injury, wrongful death, workers' compensation or other claim for damage claimants are entitled, pursuant to the terms of a settlement agreement, to receive periodic payments over a number of years from persons or organizations against whom claims were brought.

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Media, patent and royalty securitizations.  Companies holding rights to intellectual property may create special purpose entities whose underlying assets are royalty license agreements, media rights and patent streams related to certain products, including, but not limited to:  motion pictures, television, music and games; pharmaceutical drugs; health care, retail and student loan receivables; and tax liens.  Investment Funds may invest in such special purpose entities through bonds, loans and equity issued by the special purpose entities.

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SPACs.  Investment Funds may invest in stock, warrants and other securities of SPACs, which are, in essence, blank check companies that pool funds to seek potential acquisition opportunities.  Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity's investors.  In certain circumstances, SPACs may be subject to registration under the Securities Act and the financial reporting requirements thereunder.

Global Macro strategies.  This strategy involves investing in Investment Funds that have the broadest mandate and trade in all asset classes around the world, including fixed-income, as well as, but not limited to, equity, foreign exchange, commodities and emerging markets.  Investment Managers generally will focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses, although technical data or money flows also may be considered.  Investment Managers will establish opportunistic long or short market positions in an attempt to profit from anticipated market moves.

Convertible Arbitrage strategies.  Convertible arbitrage strategies include a variety of strategies involving investments in convertible securities of companies that Investment Managers perceive to be undervalued from a fundamental or volatility perspective.  The primary convertible arbitrage strategies that the Investment Managers intend to employ are:

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Capital Structure strategies.  Investment Managers employing this strategy generally seek to benefit from anomalies in the relative value of different securities or issues within a single company's capital structure.  Investment Managers may invest in convertible bonds—a hybrid product combining a bond with an imbedded warrant that permits conversion to the issuer's common stock at some fixed exchange rate—or may invest in the convertible securities of companies and short the underlying common stock as a hedge.  Other types of capital structure relative value trades include senior versus subordinated debt and cash bonds versus credit default swaps (CDS).  Investment decisions also may be catalyst-driven, involving corporate events, such as convertible bond buybacks, convertible bond putbacks, equity exchanges, and merger and acquisition-driven trades with capital structure implications.  Investment Managers often will seek to hedge exposure to a variety of other factors not related to the specific mispricing.

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Volatility Arbitrage strategies.  Such strategies involve using options and the underlying securities in an attempt to capture mispricings in option markets.  Volatility strategies can be employed across various asset classes.  In general, the primary driver of returns is the volatility differential between the options and the actual price movement less the transactions cost.

Fixed-Income Relative Value strategies.  This strategy involves attempts to profit from price anomalies between related interest rate and currency instruments, with the goal generally being to deliver steady returns with low volatility.  Investment Managers will seek to exploit yield spread dislocations, often implemented through buying of higher yielding securities and selling similar securities with lower yields, but will trade in the opposite direction if spreads are abnormally narrow.  Fixed-income arbitrage can include interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage, basis trading (i.e., cash versus futures, currency basis swaps), or a combination of each.

Agency Mortgage-Backed strategies.  Investment Managers employing this strategy will seek to invest in high quality securities with no credit risk (e.g., U.S. Government and agency guaranteed MBS and U.S. Treasury securities), while hedging out interest rate risk to earn excess spread on the security.  U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities:  (i) some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by Government National Mortgage Association (GNMA), are supported by the full faith and credit of the U.S.; (ii) other securities, such as those of the FHLB, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury; (iii) others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Selection of Investment Managers

The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds.  Accordingly, the Adviser may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including strategies not described herein, to the extent that the Adviser deems appropriate.

The Adviser will select Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance.  The Adviser follows certain general guidelines, described below, when reviewing and selecting Investment Managers.  Although the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and therefore the selection of the Investment Managers is a fundamentally subjective process.  The use of the selection guidelines may be modified at the discretion of the Adviser.

The Adviser expects to finalize its Investment Manager selection on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.  Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.  In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

The Adviser currently uses the following selection guidelines during its diligence process:

Filtering Investment Manager Candidates.  As part of the Investment Manager selection process, the Adviser will use a variety of information sources to identify prospective investments, including but not limited to, databases, prime brokers, proprietary UBS AG resources and other industry contacts.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers.  The Adviser will generally conduct a number of interviews with, and conduct substantial other due diligence of, an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate the following:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the proposed Investment Manager's Investment Fund an investment edge.  The Adviser expects to review and utilize the information it receives during this diligence process in finalizing its Investment Manager selections.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to forecast the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.  This investment analysis approach is an important step in building a portfolio that meets the risk/return objectives set forth by the Adviser.  The Adviser believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff's experience in trading, risk monitoring and asset management.

Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and the investment performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analysis based on information it receives from or on behalf of Investment Managers.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

The performance of each Investment Manager that is managing assets for the Fund typically is compared with the performance of other managers who utilize the same strategy (and who may or may not be currently managing assets for the Fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager.  The reasons for reducing or withdrawing entirely the capital allocated to an Investment Manager may include:  (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager's strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager's management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser; (vi) a decline in the potential for gains on investment in the Investment Manager's market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund's allocations among the Investment Managers to become disproportionate or unbalanced with respect to the Adviser's asset allocation models or strategies; (ix) the Fund's need to comply with the asset diversification requirement; (x) the Fund's need for liquidity; or (xi) any other reason or determination reached by the Adviser in its discretion. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

The Fund's investment program is speculative and entails substantial risks.  There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment strategies will be successful.  In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors could lose some or all of their investment.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of the Investment Management Agreement. Pursuant to the Investment Management Agreement, the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund.

The Adviser is a direct, wholly-owned subsidiary of UBS AG.  The offices of the Adviser are located at 677 Washington Boulevard, Stamford, Connecticut 06901.  The Adviser is registered as an investment adviser under the Advisers Act.  The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts.  The Adviser had total assets under management of $34.4 billion as of June 1, 2015.

Adviser and Administrator

The Adviser provides investment advisory services to the Fund pursuant to the Investment Management Agreement.  Under the Investment Management Agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.45% of the Fund's net assets for the month.  A discussion of the basis for the Board's last approval of the Investment Management Agreement is available in the Fund's most recent annual report to investors.

The Administrator provides administrative services to the Fund, including:  providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.  The Fund pays a monthly fee to the Administrator for administrative services at an annual rate of 0.30% of the Fund's net assets for the month.

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Units.  The Fund Asset-Based Fees are computed as of the start of business on the first business day of the period to which each Fund Asset-Based Fee relates, after adjustment for any investments effective on such date, and will be payable in arrears.

The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies.

Portfolio Managers

The Fund is managed by a portfolio management team that is jointly and primarily responsible for the selection of the Fund's investments, the allocation of the Fund's assets among the Investment Managers and the general day-to-day management of the Fund.  The members of the portfolio management team are Bruce Amlicke, Americo Nardis, Russell Sinder and Joseph M. Sciortino (each, a "Portfolio Manager" and collectively, the "Portfolio Managers").

Messrs. Amlicke and Nardis have served as Portfolio Managers of the Fund since 2013.  Mr. Amlicke is a Managing Director and the Co-Chief Investment Officer of the Adviser.  He also is the Co-Chairman of the Adviser's Investment Committee.  Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP.  From 2003 to 2004, he was Chief Investment Officer of the O'Connor Multi-Manager Program, the predecessor of the Adviser.  Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of the Adviser, and also is the Co-Chairman of the Adviser's Investment Committee.  Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O'Connor Multi-Manager Program.  From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity.  Mr. Sinder has been a Portfolio Manager of the Fund since its inception.  He was associated with UBS Alternative Investments US from 1998 to 2010 and is an Executive Director of the Adviser.  Mr. Sciortino joined the portfolio management team in 2006.  Mr. Sciortino was associated with UBS Alternative Investments US from December 2006 to October 2010 and is a Director of the Adviser.  Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' investments in the Fund, if any.

Other Expenses of the Fund

The Fund bears all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.  Expenses to be borne by the Fund include:

•
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and other foreign source income, and the Fund's proportional share of expenses as an investor in Investment Funds;

•	all costs and expenses associated with the operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable federal or state laws;

•
the costs and expenses of holding any meetings of the Board or investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Directors;

•	all costs and expenses associated with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to investors;

•
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund;

•	all taxes (and related charges) to which the Fund may be subject, directly or indirectly, in the U.S., any state thereof, or any other U.S. or non-U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund.

Fund Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent

BNY, as Fund administrator, performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser.  BNY also acts as transfer agent and dividend disbursing agent with respect to the Units.  In consideration for these services, the Fund and such other funds pay BNY an annual fee based on:  (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, not to exceed on an annual basis 0.15%, and will reimburse BNY for out-of-pocket expenses.  BNY's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

The Bank of New York Mellon acts as custodian of the Fund's assets.  Its principal business address is One Wall Street, New York, New York 10286.

INVESTOR QUALIFICATIONS

Units in the Fund will be sold only to investors who are "qualified clients," as that term is defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  A "qualified client" means:  (i) a natural person or company (other than an investment company) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million (excluding the value of the prospective investor's primary residence); (ii) a natural person or company (other than an investment company) that has at least $1 million under the management of the Adviser or its affiliates; (iii) a natural person or company (other than an investment company) that meets the standard of a "qualified purchaser" in the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities.  All of these persons are referred to in this Prospectus as "Qualified Investors."  You must complete and sign an Investor Certificate before you may invest.  If your Investor Certificate is not received and accepted by the Distributor by the applicable Closing Date, your order will not be accepted.  Other similar arrangements may be permitted by the Distributor instead of the Investor Certificate.  The form of Investor Certificate is included as Appendix B to this Prospectus.  The Fund will not be obligated to sell to brokers or dealers any Units that have not been placed with Qualified Investors.  The Fund, in its discretion, may suspend applications for Units at any time.

REDEMPTIONS, REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption or Transfer; No Trading Market

No investor or other person holding Units will have the right to require the Fund to redeem the Units.  No public market exists for Units, and none is expected to develop.  With very limited exceptions, Units are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion.  Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases of Units

The Fund from time to time may offer to repurchase Units pursuant to written tenders by investors.  While an investor may request that the Fund tender for its Units in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Units from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Units on a quarterly basis.  The Board also will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Units to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Units.

The Board will determine that the Fund repurchase Units from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Units acquired from investors, as applicable.  When the Board determines that the Fund will repurchase Units, notice will be prepared describing the terms of such repurchase, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity.  Investors who are deciding whether to tender Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from their respective financial advisors.

If a repurchase offer is oversubscribed by investors who tender Units, the Fund may:  (i) increase the number of Units to be repurchased by up to 2% of the Fund's outstanding Units; (ii) extend the repurchase offer, if necessary, and increase the amount of Units that the Fund is offering to purchase; (iii) repurchase a pro rata portion of the Units tendered; or (iv) take any other action permitted by applicable law.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from investors by the applicable repurchase offer deadline.  Units will be repurchased by the Fund after the Advisory Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the Advisory Fee for the fiscal quarter in which Units are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Units being repurchased, any repurchase offer will generally commence approximately 100 days prior to the last day of March, June, September and December each year (each of March 31, June 30, September 30 and December 31 is referred to as a "Tender Valuation Date").  Tenders will be revocable upon written notice to the Fund up to approximately 70 days prior to the applicable Tender Valuation Date (such deadline for revocation being the "Expiration Date").  If the Fund experiences a significant number of revocations, the Fund may have excess uninvested cash.  If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Units by the Fund will be made in the form of promissory notes.  Each tendering investor will receive a promissory note entitling the investor to receive the value of the investor's Units determined as of the Tender Valuation Date.  Any promissory notes provided to investors in payment for tendered Units will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the Expiration Date.  Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.  The Fund will not impose any charges on repurchases of Units in the Fund, although it may allocate to tendering investors withdrawal or similar charges imposed by Investment Funds if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide investors substantially the same liquidity for Units as would be available under the procedures described above.  The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment or will only be able to do so with payment of a fee.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions.  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund is not able to guarantee liquidity to investors through repurchase offers.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay and such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

An investor tendering for repurchase less than all of its Units must maintain an account balance of at least $50,000 after the repurchase is effected.  If an investor tenders an amount that would cause the investor's account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the investor so that the required minimum balance is maintained.  The Fund may also repurchase all of the investor's Units in the Fund.

The Fund's, and a Unit's, net asset value may change materially from the date a tender offer is mailed, to the close of the tender period and to the applicable Tender Valuation Date (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), and it also may change materially shortly after a tender is completed.  The repurchase price payable in respect of repurchased Units will be equal to the net asset value of the investor's tendered Units as of the calculation date.  Tendering investors have no right to receive any other price, and will not be paid any additional amounts, as a result of any adjustments to the Fund's net asset value made in the course of the Fund's or any Investment Fund's year-end audit.  Similarly, the Fund and, therefore, remaining investors will not be entitled to recover any overpayments that a year-end audit indicates may have been paid to tendering investors.  Similar principles apply with respect to the net asset value used to determine the purchase price of new Units of the Fund.  The method by which the Fund calculates its net asset value is discussed below under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Investors Will Have Only Limited Liquidity."

Under these procedures, investors will have to decide whether to tender their Units for repurchase without the benefit of (i) having current information regarding the value of Units as of a date proximate to the Tender Valuation Date and (ii) the completion of the Fund's year-end audit and, as discussed above, any adjustments made in the course thereof.  In addition, there will be a substantial period of time between the date as of which investors must tender Units and the date they can expect to receive payment for their Units from the Fund.  However, promptly after the expiration of a repurchase offer, investors whose Units are accepted for repurchase will be given non-interest-bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units.  Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

The Fund retains the option to pay all or a portion of the purchase price for tendered Units by distributing securities, including direct or indirect interests in Investment Funds as well as other illiquid securities, to investors on a pro rata basis.  The receipt by an investor of an in-kind distribution of a security carries the risk that the investor may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third party, as well as the risk that the distributed security may be very difficult to value.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund's investors, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Units.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Units in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund obtains repurchase proceeds by selling Fund investments, the Fund will thereafter hold a larger proportion of its total assets in less liquid securities.  Accordingly, non-tendering investors will own a proportionally greater amount of illiquid investments that may adversely affect their ability to tender their interests for repurchase in subsequent tender offers, as well as the Fund's ability to conduct future tender offers at all.  Also, the sale of securities to fund repurchases could reduce the value of those securities, which in turn would reduce the Fund's net asset value.  In addition, the repurchase of Units by the Fund may be a taxable event to investors.

Repurchase of the Fund's Units will tend to reduce the amount of outstanding Units and, depending on the Fund's investment performance, its net assets.  A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The net asset value of the Fund and the net asset value per Unit generally will be calculated by BNY, in consultation with the Adviser, as of the end of each calendar month in accordance with the LLC Agreement, and the valuation policies and procedures adopted by the Board.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value.  In accordance with these procedures, fair value as of each month ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.  As a general matter, the Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators.  The Adviser, BNY and the Adviser's valuation committee may not have the ability to assess the accuracy of these valuations.  Furthermore, valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records.

Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund.  Although the procedures approved by the Board provide that BNY will review the valuations provided by the Investment Managers, none of the Adviser, BNY or the Adviser's valuation committee will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

Subject to the foregoing, for each period that the net asset value of the Fund is calculated, BNY will review any material discrepancies with the Adviser.  BNY and the Adviser's valuation committee will consider all relevant information and the reliability of pricing information provided by the Investment Managers.  They may conclude, however, in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund.  In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

DESCRIPTION OF UNITS

The Fund is a limited liability company organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of Units.  The Board is authorized to increase or decrease the number of Units the Fund is authorized to issue.  Each Unit has one vote at all meetings of investors and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Units are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  Investors are not liable for further calls or assessments.  The Fund will send periodic reports (including financial statements) to all investors.  The Fund does not intend to hold annual meetings of investors.  Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Units are not available in certificated form.  Any transfer of Units will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of investor services to the Fund or (ii) to any person who is not a Qualified Investor.  In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Units at their then current net asset value.  This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.  With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers.

In general, any action requiring a vote of the holders of the Units of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Units.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Units present at an investors' meeting if the holders of a majority of the outstanding Units are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, investors are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Units.  This discussion offers only a summary of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to investors in light of their particular circumstances.  Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Units of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction.  In the SAI, we have provided additional information regarding the tax consequences of investing in the Fund.

Taxation of the Fund

Effective January 1, 2015, the Fund changed its tax classification from a partnership to a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

The Fund intends to qualify, and will elect to be treated, as a RIC under the Code.  To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code).  In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in appropriate circumstances, "look through" to the income, assets and investments of the Investment Funds.  If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to investors each year, the Fund will not be required to pay federal income taxes on any income it distributes to investors.

The Code contains savings provisions pursuant to which the Fund can cure certain failures to comply with the RIC income and asset diversification requirements.  However, the Fund may be subject to a penalty tax in connection with its use of certain of these savings provisions.  See "Tax Aspects" in the SAI.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year an amount at least equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its investors) and all distributions out of earnings and profits would be taxed to investors as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

Investments in Flow-Through Vehicles.  The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as PFICs.  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its investors.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market the shares in a PFIC at the end of each taxable year.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value to the extent it does not exceed its share of prior increases in income.  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year, and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

A substantial portion of the Fund's assets may be invested in non-U.S. Investment Funds that are classified as PFICs.  The Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to investors as capital gain dividends or as "qualified dividend income").

Distributions to Investors

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for investors that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by investors that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Units have been held by the investor, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed above at "Nature of the Fund's Investments—Investments in Passive Foreign Investment Companies," a substantial portion of the Fund's distributions to its investors may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Units.  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of your Units (but not below zero) and, to the extent in excess of your tax basis, will be treated as gain from the "sale or exchange" of your Units, as discussed below.  Any such distributions that reduce the adjusted tax basis of your Units represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of your Units, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that you recognize for tax purposes upon the disposition of your Units or upon certain subsequent distributions in respect of such Units.  Any distributions representing a return of capital, therefore, may cause you to pay higher taxes at a later date.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to Units of the Fund to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Units), but is reduced by any deductions properly allocable to such income or net gain.  Investors are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfers of Units

A repurchase of Units by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Units if the receipt of cash results in a meaningful reduction in the investor's proportionate interest in the Fund or results in a "complete redemption" of the investor's interest, in each case applying certain constructive ownership rules.

If the repurchase of your Units qualifies for sale or exchange treatment, you will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.  Such gain or loss will be capital gain or loss if the repurchased Units were held by you as capital assets, and generally will be treated as long-term capital gain or loss if you held, or are treated as having held, the repurchased Units for more than one year, or as short-term capital gain or loss if you held, or are treated as having held, the repurchased Units for one year or less.  However, if you received any long-term capital gain distributions in respect of the repurchased Units (including, for this purpose, amounts credited as undistributed capital gains in respect of those Units) and you held, or are treated as having held, the repurchased Units for six months or less, any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by an investor will be disallowed to the extent the Units repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar units within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Units.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Units acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of your Units does not qualify for sale or exchange treatment, you may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant Units.  The tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by you.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of the taxable dividends and Unit repurchase proceeds payable to investors who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or the investor has been notified by the Internal Revenue Service that such investor is subject to backup withholding.  Certain investors specified in the Code and the Treasury Regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the investor's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

The Fund generally will be required to report to the Internal Revenue Service and furnish to you the cost basis and holding period for Units repurchased from you by the Fund.  The Fund intends to elect the average cost single category ("ACSC") method as the default cost basis method for purposes of this requirement.  If you wish to accept the ACSC method as your default cost basis calculation method in respect of Units in your account, you do not need to take any additional action.  If, however, you wish to affirmatively elect an alternative cost basis calculation method in respect of Units in your account, you must contact BNY to obtain and complete a cost basis election form.  See "General Information—Fund Organization" for BNY's address and telephone number.  The cost basis method applicable to a particular Unit repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Investors should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Units, other than in the context of a repurchase of Units by the Fund, generally will have the same tax consequences as described above in respect of a Unit repurchase that qualifies for "sale or exchange" treatment.

Tax Information

The Fund expects that each January, the Fund will send investors information on the tax status of any distribution made during the previous calendar year.  Because each investor's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If an investor recognizes a loss with respect to Units in excess of certain prescribed thresholds (generally, $2 million or more for an individual investor or $10 million or more for a corporate investor), the investor must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, investors in RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Investors should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

PLAN OF DISTRIBUTION

General

Currently, UBS Financial Services Inc. acts as the distributor of the Fund's Units on a best efforts basis, subject to various conditions.  The Fund also may distribute Units through brokers or dealers with which it has entered into distribution agreements.  The Fund is not obligated to sell to a broker or dealer any Units that have not been placed with Qualified Investors.  The Distributor intends to compensate its, or its affiliates', financial advisors, and the Adviser or the Distributor may also compensate third-party securities dealers and other industry professionals, in connection with the sale and distribution of Units and for their ongoing servicing of clients with whom they have distributed Units.  Servicing includes: handling investor inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, the Fund's net asset value, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between investors and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing investor information; and providing such other information and investor liaison services as the Adviser or the Distributor may reasonably require.  Compensation to such financial advisors and other professionals is based upon a formula that takes into account the amount of client assets being serviced.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units.

Once a prospective investor's order is received, a confirmation will be sent to the investor.  The investor's brokerage account will be debited approximately four business days prior to closing for the purchase amount, which will be deposited into a non-interest-bearing escrow account set up at The Bank of New York Mellon, in accordance with Rule 15c2-4 under the Exchange Act.  An investor will not become an investor in the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date.

Generally, the Distributor and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles.  This compensation can include all or a portion of the waivable sales load of up to 2% of the investor's investment, distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees.  As a result of the various payments to the Distributor and its affiliated companies, the amount of compensation that the Distributor's entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments.  For funds managed by third party advisers, the Distributor receives fees for distribution, investor services or solicitation services, or a combination thereof, depending on the arrangement the Distributor has with the third party.  The payout that your financial advisor receives may differ from one fund to another, even if the two funds are charged the same management fee and/or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees).  The differences in compensation may create an incentive for financial advisors to recommend funds for which they receive higher compensation.  We encourage you to discuss this with your financial advisor to learn more about the compensation he or she receives.

The Adviser has distribution arrangements with both affiliated and non-affiliated entities in which the Adviser compensates these entities when clients of these entities invest in the Fund.  Details of these distribution arrangements and payments thereunder may not always be fully disclosed (in terms of amount) by the referring entity to its client.  The distribution arrangements may have varying levels of compensation and may present a conflict of interest to the referring entity in making recommendations to the investor.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the Securities Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Purchase Terms

Sales of Units will be made only to Qualified Investors who have completed and returned an Investor Certificate, and whose Investor Certificate has been accepted, before a Closing Date.  Generally, the stated minimum initial investment is Units with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase less than $50,000 in Units, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the investor's overall relationship with the Distributor, the investor's holdings in other funds affiliated with the Distributor, and such other matters as the Distributor may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Units substantially below this stated minimum initial investment.  The Fund may vary the investment minimums from time to time.  Investors purchasing Units in the Fund may be charged a sales load of up to 2% of the investor's investment.  The amount of any sales load will be determined in the sole discretion of the applicable financial advisor, and is expected to be waived for purchasers of Units in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.

The LLC Agreement is annexed as Appendix A to this Prospectus and each new investor will be bound by all of its terms by executing the Investor Certificate form included as Appendix B to this Prospectus.

Additional Sales

From time to time, the Fund may sell additional Units to Qualified Investors.  In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.  The minimum additional investment in the Fund is $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.

GENERAL INFORMATION

Liability of Investors

Investors in the Fund will be members of a limited liability company as provided under Delaware law.  Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make payments to the Fund pursuant to the LLC Agreement, and to repay any funds wrongfully distributed to the investor.  However, the Adviser may require an investor to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Adviser deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the investor's Units and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Fund Organization

The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company.  The Fund was formed as a limited liability company under the laws of the State of Delaware on April 30, 2002, and commenced operations on August 1, 2002.  The Fund's address is c/o UBS Hedge Fund Solutions LLC, 677 Washington Boulevard, Stamford, Connecticut 06901 and its telephone number is (888) 793-8637.

BNY's address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and its telephone number is (877) 431-1973.

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

Units of Limited Liability Company Interest
______________________________

PROSPECTUS

August 1, 2015

______________________________

UBS FINANCIAL SERVICES INC.
______________________________

APPENDIX A

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC (the "Fund") is amended and restated as of January 1, 2015, by and among UBS Alternative and Quantitative Investments LLC ("UBS A&Q"), as Administrator, and each person admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated and filed with the Secretary of State of the State of Delaware on April 30, 2002; and

WHEREAS, the Fund has heretofore been governed by a Limited Liability Company Agreement dated as of May 9, 2002; and

WHEREAS, the Fund has heretofore been governed by a First Amended and Restated Limited Liability Company Agreement dated as of May 1, 2013; and

WHEREAS, the Fund has heretofore been governed by a Second Amended and Restated Limited Liability Company Agreement dated as of May 1, 2014 (the "Second Amended and Restated Agreement"); and

WHEREAS, UBS A&Q wishes to amend and restate the Second Amended and Restated Agreement in its entirety pursuant to the authority granted it under Section 8.1 hereof.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:

Administrator means UBS Alternative and Quantitative Investments LLC or any successor administrator to the Fund, in its capacity as administrator under the Administration Agreement.  The Administrator shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Administration Agreement means the administration agreement entered into between the Administrator and the Fund, as from time to time in effect.

Administration Fee means the fee paid to the Administrator out of the Fund's assets for administrative services provided by the Administrator.

Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate means affiliated person as such term is defined in the 1940 Act.

Agreement means this Third Amended and Restated Limited Liability Company Agreement, as amended and/or restated from time to time.

Board means the Board of Directors of the Fund established pursuant to Section 2.6 hereof.

Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

Delaware Act means the Delaware Limited Liability Company Act (6 Del.C. §18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board.  Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Fiscal Year means the period commencing on January 1, 2015 and ending on March 31, 2015 and, thereafter, each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Manager or any other insurance policy, the benefits of which are payable to the Fund.

Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager.

Investment Managers means portfolio managers among which the Fund deploys some or all of its assets.

Investment Management Agreement means the investment advisory agreement entered into between the Manager and the Fund, as from time to time in effect.

Investment Management Fee means the fee paid to the Manager out of the Fund's assets in accordance with the Investment Management Agreement.

Manager means UBS Alternative and Quantitative Investments LLC or any successor investment manager to the Fund, in its capacity as investment manager under the Investment Management Agreement.  The Manager shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

Member means any person who is admitted to the Fund as a member until the Fund repurchases all of the Units of such person pursuant to Section 4.5 hereof or such person otherwise ceases to be a member of the Fund or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund.  For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Units.

1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Original Agreement means the Limited Liability Company Agreement dated as of May 9, 2002.

Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

Taxable Year means the period commencing on January 1, 2015 and ending on September 30, 2015 and, thereafter, each period commencing on October 1 of each year and ending on September 30 of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another taxable year for the Fund that is permissible or required under the Code.

Transfer means the assignment, transfer, sale or other disposition of all or any portion of a Unit, including any right to receive any distributions attributable to a Unit.

Units means the proportionate shares into which the limited liability company interests of all Members in the aggregate are divided, each of which represents an interest in the Fund that is equal in all respects to all other Units and as to which the holder thereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

2.1           Formation of Limited Liability Company.

The Fund was organized as a limited liability company by filing the Certificate in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act.  The Certificate may be restated by the Manager as provided in the Delaware Act or amended by the Manager to change the address of the Company's office in Delaware or the name and address of its resident agent in Delaware or to make corrections required by the Delaware Act.  Any persons designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all additional certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2           Name.

The name of the Fund shall be "A&Q Alternative Fixed-Income Strategies Fund LLC" or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.  The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

2.3           Principal and Registered Office.

The Fund shall have its principal office at the principal office of the Administrator, or at such other place designated from time to time by the Board.

The Fund shall have its registered office in the State of Delaware at 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807, and shall have Maples Fiduciary Services (Delaware) LLC as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4           Duration.

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           Business of the Fund.

(a)           The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise.  Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, or managed in separate accounts which invest and trade in Securities.  The Administrator, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Administrator be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

(b)           The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6           The Board.

(a)           The persons listed on Schedule I have agreed to be bound by the terms of this Agreement pertaining to the obligations of Directors and shall serve as Directors on the Board.  The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director.  The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

(b)           Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof.  If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members.  The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

(c)           If no Director remains, the Administrator shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7           Members.

The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine.  Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof.  The Board, in its absolute discretion, may reject applications for the purchase of Units in the Fund.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the purchase of Units of such additional Member.  The Manager and the Administrator, or their predecessors, were admitted to the Fund as Members as of the date of the Original Agreement.

2.8           Both Directors and Members.

A person may at the same time be a Director and a Member, or the Manager and a Member, in which event such person's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

2.9           Limited Liability.

Except as otherwise provided under applicable law, none of the Members, Directors, the Manager nor the Administrator shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to (i) make  certain payments pursuant to this Agreement and (ii) repay any funds wrongfully distributed to such Member.  Notwithstanding any other provision of this Agreement, the Administrator, in the exercise of its administrative functions on behalf of the Fund, may require a Member to pay, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by the Administrator, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of some or all of such Member's Units and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided, however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's proportional ownership of the Fund in the Fiscal Year in which the debt, obligation or liability arose or was incurred; and, provided further, that the provisions of this Section 2.9 shall not affect the obligations of Members under the Delaware Act.

ARTICLE III

MANAGEMENT

3.1           Management.

(a)           Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Board.  The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties hereunder.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act.  No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board.  The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Manager and the Administrator), subject to the investment objective and policies of the Fund and to the oversight of the Board.  During any period in which the Fund shall have no Directors, the Manager shall continue to serve as investment adviser to the Fund and the Administrator shall continue to provide administrative services to the Fund.

(b)           The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c)           Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act.

(d)           The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2           Actions by the Board.

(a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b)           The Board may designate from time to time a Chairman who shall preside at all meetings.  Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine.  Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Directors then in office shall constitute a quorum at any meeting.

(c)           The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund.

3.3           Meetings of Members.

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Except as otherwise provided in Section 2.6(c) hereof, meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board or, to the extent applicable, the Administrator shall determine.  The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding one-third of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b)           Each Member as of the record date for a meeting of Members shall be entitled to cast at such meeting one vote with respect to each Unit held by the Member, as of the record date (and a proportionate fractional vote in the case of a fractional Unit).  The Board or, to the extent applicable, the Administrator shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4           Custody of Assets of the Fund.

The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

3.5           Other Activities of Members (Including the Administrator), Directors and the Manager.

(a)           None of the Directors, officers of the Fund, the Manager nor the Administrator shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

(b)           The Administrator and any Member, officer of the Fund, Director or the Manager, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member shall have any rights in or to such activities of the Administrator or any other Member, officer of the Fund, Director, the Manager or Affiliates of any of them, or any profits derived therefrom.

3.6           Duty of Care.

(a)           The Directors, officers of the Fund, the Administrator, including any officer, director, member, partner, principal, employee or agent of the Administrator, and the Manager, including any officer, director, member, principal, employee or agent of the Manager and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

(b)           A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for a Unit shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

3.7           Indemnification.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), officer of the Fund, the Manager and the Administrator (including for this purpose each affiliate, officer, director, member, partner, principal, employee or agent of the Manager or the Administrator or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Manager or the Administrator or any member thereof, and their executors, heirs, assigns, successors or other legal representatives) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund or the Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by the Administrator, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)           Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, Director, the Manager, the Administrator or other person.

3.8           Fees, Expenses and Reimbursement.

(a)           So long as the Administrator (or its affiliates) provides administrative services to the Fund, it shall be entitled to receive such fees as may be agreed to by the Administrator and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

(b)           So long as the Investment Management Agreement shall remain in full force and effect, the Fund shall pay the Manager the Investment Management Fee.

(c)           The Board may cause the Fund to compensate each Director for his or her services hereunder.  In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(d)           The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager pursuant to the Investment Management Agreement or by the Administrator pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.  Expenses to be borne by the Fund include, but are not limited to, the following:

(1)
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and other foreign source income, and the Fund's proportional share of expenses as an investor in Investment Funds;

(2)	all costs and expenses associated with the operation and registration of the Fund, offering costs and expenses and the costs of compliance with any applicable federal or state laws;

(3)
the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Manager, the Administrator or the Directors;

(6)	all costs and expenses associated with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

(7)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(8)
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

(9)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(10)	the fees of custodians and other persons providing administrative services to the Fund;

(11)	all taxes (and related charges) to which the Fund may be subject, directly or indirectly, in the U.S., any state thereof, or any other U.S. or non-U.S. jurisdictions; and

(12)	such other types of expenses as may be approved from time to time by the Board.

The Manager and the Administrator shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

(e)           The Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

3.9           Liabilities and Duties.

To the extent that, at law or in equity, a Member, officer of the Fund or Director or other person has duties (including fiduciary duties) and liabilities relating thereto to the Fund or to a Member, officer of the Fund or a Director, any such Member, officer of the Fund, Director or other person acting under this Agreement shall not be liable to the Fund or to a Member, officer of the Fund or a Director for its good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Member, an officer of the Fund, a Director or other person otherwise existing at law or in equity, are agreed to replace such other duties and liabilities of such Member, officer of the Fund, Director or other person.

ARTICLE IV

TERMINATION OF STATUS OF MANAGER AND DIRECTORS;
TRANSFERS AND REPURCHASES

4.1           Termination of Status of the Manager.

The status of the Manager shall terminate if the Investment Management Agreement with the Manager terminates and the Fund does not enter into a new Investment Management Agreement with such person, effective as of the date of such termination.

4.2           Termination of Status of a Director.

The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

4.3           Removal of the Directors.

Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

4.4           Transfer of Units of Members.

(a)           Units of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion).

(b)           If any transferee does not meet any investor eligibility requirements established by the Fund from time to time, or if the Board does not consent to a Transfer by operation of law, the Fund reserves the right to repurchase the transferred Units from the Member's successor pursuant to Section 4.5.

(c)           Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the right to tender such Units for repurchase by the Fund in connection with an offer to purchase Units made by the Fund and shall be entitled to receive any dividend and other distributions paid by the Fund with respect to Units, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board (or its delegate), which may be withheld in its (or its delegate's) sole discretion.  The admission of any transferee or successor as a substituted Member shall be effective upon the aforementioned consent of the Board and the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement.

(d)           Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

(e)           Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.  Upon the Transfer to another person or persons of all of a Member's Units, such transferring Member shall cease to be a member of the Fund.  Each transferring Member shall indemnify and hold harmless the Fund, the Directors, officers of the Fund, the Administrator, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member (or such Member's transferee) in connection with any such Transfer.

4.5           Repurchase of Units.

(a)           Except as otherwise provided in this Agreement, no Member or other person holding any Units shall have the right to withdraw or tender to the Fund for repurchase of any such Units.  The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Units pursuant to written tenders.  In determining whether to cause the Fund to repurchase Units pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Units to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Units;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Units.

The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Units acquired from Members), as applicable.

(b)           The Board may cause the Fund to repurchase any Units of a Member or any person acquiring any Units from or through a Member if the Board determines or has reason to believe that:

(1)
such Units have been transferred in violation of Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)
ownership of such Units by a Member or other person will cause the Fund to be in violation of, or require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)
continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund, the Manager, the Administrator or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such Units.

(c)           Repurchases of Units by the Fund shall be payable in cash, or in whole or in part by a non-transferable promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value.  All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Units.  The amount due to any Member whose Units are repurchased shall be equal to the net asset value of such Member's Units as applicable as of the effective date of repurchase.

ARTICLE V

UNITS

5.1           Units.

(a)           The number of the Fund's authorized Units and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 5.1(i) hereof, the Directors may issue Units for such consideration and on such terms as they may determine (or for no consideration if issued in connection with a dividend in Units or a split of Units), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members.  All Units when so issued on the terms determined by the Directors shall be fully paid and non-assessable.

(b)           In accordance with Section 2.8 hereof, any Director, officer or other agent of the Fund (including, without limitation, the Adviser), and any organization in which any such person is interested may acquire, own, and dispose of Units of the Fund to the same extent as if such person were not a Director, officer or other agent of the Fund; and the Fund may issue and sell or cause to be issued and sold and may purchase Units from any such person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally.

(c)           Units shall not be represented by certificates, but only by notation on the Unit records of the Fund, as kept by the Fund or by any transfer or similar agent, as the case may be.  The Unit records of the Fund, whether maintained by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Units and as to the number of Units held from time to time by each such person.

(d)           All consideration received by the Fund for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Fund generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund.

(e)           The liabilities, expenses, costs, charges and reserves attributable to the Fund shall be charged and allocated to the assets belonging to the Fund generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Fund.

(f)           Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Directors may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Directors may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Fund.  All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Directors may determine that no dividend or distribution shall be payable on Units as to which the Member's purchase order and/or payment have not been received by the time or times established by the Directors under such program or procedure.  Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Directors or pursuant to any program that the Directors may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that person.  Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 7.2 hereof.  Notwithstanding anything in this Agreement to the contrary, the Directors may at any time declare and distribute a dividend of Units or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions.

(g)           Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or any other applicable law.

(h)           Units shall be transferable only in accordance with Section 4.4 hereof.

(i)           Except as provided herein, each Unit shall represent an equal proportionate interest in the assets of the Fund (subject to the liabilities of the Fund), and each Unit shall be equal with respect to net asset value per Unit as against each other Unit.  The rights attaching to all Units shall be identical as to right of repurchase by the Fund, dividends and other distributions (whether or not on liquidation), and voting rights.  The Directors may from time to time divide or combine the Units into a greater or lesser number of Units provided that such division or combination does not change the proportionate beneficial interest in the assets of the Fund of any Member or other holder of Units or in any way affect the rights of Units.

(j)           The Directors, subject to Section 2.7 hereof, may accept investments in the Fund by way of Unit purchase, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine.  Such investments may be in the form of cash, Securities or other property in which the Fund is authorized to invest, hold or own, valued as provided in Section 7.2 hereof.  The Directors may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms.  The Fund shall charge each Member making an investment in the form of Securities such amount as may be determined by the Board not exceeding 2% of the value of such investment in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable in full at the time the investment to which such charges relate is due.  The value of contributed Securities shall be determined in accordance with Section 7.2 hereof as of the date of contribution.

(k)           Units may be issued as fractions thereof.  Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Fund.  Fractions of Units shall be calculated to three decimal points.

5.2           Rights of Members to Capital.

No Member shall be entitled to interest on any capital contributed to the Fund through such Member's purchase of Units, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Units pursuant to Section 4.5 hereof or (ii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof.  Except as provided in Section 2.9 hereof, no Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

6.1           Dissolution.

(a)           The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the outstanding Units of the Fund;

(2)
upon the determination of the Members not to continue the business of the Fund at a meeting called by the Administrator in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)
upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender all of such Member's Units for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Manager to dissolve the Fund;

(5)	upon termination of the Investment Management Agreement; or

(6)	as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           Liquidation of Assets.

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund.  The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)
in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(3)	the Members and other holders of Units shall be paid next on a pro rata basis, in proportion to the relative number of Units held by such person.

(b)           Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made, the assets distributed in kind shall be valued pursuant to Section 7.2 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

ARTICLE VII

ACCOUNTING, VALUATIONS AND WITHHOLDING

7.1           Accounting and Reports.

(a)           The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund.  The Fund's accounts shall be maintained in U.S. currency.

(b)           After the end of each taxable year (and/or each calendar year), the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Units as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may furnish to one or more Members such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d)           Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member or about the affairs of the Fund.  No act of the Fund, the Manager, the Administrator or any other person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund's ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

7.2           Valuation of Assets.

(a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each calendar month or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act.  Assets of the Fund invested in Investment Funds shall be valued at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.2 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

7.3           Withholding.

(a)           The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b)           For purposes of this Agreement, any taxes so withheld or paid over by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

(c)           The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  Each Member shall furnish the Fund with such information and properly completed and executed originals of tax forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents and/or otherwise necessary to enable the Fund or any investment thereof to comply with or mitigate their respective tax reporting, tax withholding, tax payment and/or tax compliance obligations, including any such obligations under Sections 1471 through 1474 of the Code, any regulations or official guidance promulgated thereunder or any fiscal or regulatory legislation, rules or practices implementing an intergovernmental approach thereto, or which may arise as a result of a change in law or in the interpretation thereof.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

ARTICLE VIII

 MISCELLANEOUS PROVISIONS

8.1           Amendment of Limited Liability Company Agreement.

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) the Administrator (to the extent consistent with its administrative functions) or (iii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)           Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the Fund;

(2)	reduce the rights attaching to the Units held by any person as against the rights attaching to the Units held by any other person, except to the extent specifically contemplated by Section 5.1(i); or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender all of his or her Units for repurchase by the Fund.

(c)           By way of example only, the Board or the Administrator at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; or

(3)	amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure that the Fund maintains its then-current federal tax treatment.

(d)           The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2           Special Power of Attorney.

(a)           Each Member hereby irrevocably makes, constitutes and appoints the Administrator and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)
all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Administrator and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of its Units, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3           Notices.

Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund).  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4           Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5           Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6           Choice of Law; Arbitration.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)           Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. or the Financial Industry Regulatory Authority, Inc. (FINRA), to the fullest extent permitted by law.  The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law.  Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

8.7           Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, the Manager, the Administrator, officers of the Fund, Directors and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement (except as provided in Section 3.7).

8.8           Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9           Merger and Consolidation.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

8.10           Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11           Confidentiality.

(a)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

(b)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

(c)           Notwithstanding anything to the contrary in this Agreement, the Board or the Administrator shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board or the Administrator reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board or the Administrator in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

8.12           Tax Certifications.

Each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States person" within the meaning of Section 7701(a)(30) of the Code, and make other applicable certifications, on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status or in any other information previously provided on such forms.  Any Member who shall fail to provide certification of its "United States person" status when requested to do so by the Board may be treated as a non-United States person for purposes of U.S. federal tax withholding.

8.13           Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14           Filing of Returns.

The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal income tax return in compliance with applicable provisions of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15           Entire Agreement.

This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.  It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members.  The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

8.16           Discretion.

Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard.

8.17           Counterparts.

This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

UBS ALTERNATIVE AND QUANTITATIVE INVESTMENTS LLC, as Administrator, pursuant to the Special Power of Attorney under Section 8.2(a) hereof:

By:	/s/ William J. Ferri
	Name:	William J. Ferri
	Title:	Authorized Person

By:	/s/ Dylan Germishuys
	Name:	Dylan Germishuys
	Title:	Authorized Person

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof

.
SCHEDULE I

Directors

Name and Address

Virginia A. Breen c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901

Meyer Feldberg c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901

George W. Gowen c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901

Stephen H. Penman c/o UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901

APPENDIX B

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED AN A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND.  IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED.  Please promptly return a completed Investor Certificate to your Financial Advisor.  This Investor Certificate must be received FOUR BUSINESS DAYS prior to month's end in order to invest in the Fund's next monthly closing.

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC:  INVESTOR CERTIFICATE

This Certificate relates to a potential investment in A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC (the "Fund").

I hereby certify that I am:  (A) a natural person, who either individually or together with my spouse has a net worth in excess of $2 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, and each equity owner meets the Net Worth Requirement.  I am not a charitable remainder trust.  As used herein, the term "net worth" means the excess of total assets at fair market value over total liabilities.  In calculating "net worth":  (i) exclude the fair market value of your primary residence; (ii) count as a liability any indebtedness secured by your primary residence in excess of its fair market value; and (iii) count as a liability any indebtedness secured by your primary residence in the 60 days prior to subscribing for this investment, unless such indebtedness was incurred as a result of the acquisition of your primary residence.

I understand that it may be a violation of law for me to provide this Certificate if I know that it is not true.  I have read the Fund's prospectus dated August 1, 2015 (the "Prospectus"), including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment.  I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Limited Liability Company Agreement, as amended and restated from time to time (the "Agreement"), and my independent investigation.  I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me.  I understand that there is very limited liquidity associated with an investment in the Fund and I have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" section in the Prospectus.  I understand that I may not be able to withdraw from the Fund as I want or have a need to.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that:  A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA:  i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; B) the Fiduciary:  i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc. ("UBSFS"), the Adviser, the Directors, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Directors, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.

DIVIDEND REINVESTMENT I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in units of the Fund:
☐	I do not wish to have dividends and capital gains distributions reinvested in units of the Fund (all dividends and capital gains distributions will be paid in cash)

By signing below, I ("Investor") confirm that, as of the date of my investment and as of this date, the investment objective and primary risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive," and I agree to be bound by the terms of the Agreement.  This objective and risk profile is applicable only to this investment and may differ from the investment goals and risk tolerance for the overall portfolio and the brokerage account in which this investment is held.  I understand that an investment in the Fund may impact my future liquidity (either long or short-term) and represent that my investment goals are consistent with the time frame of the investment.  I understand that UBSFS has entered into an agreement with the manager of the Fund, pursuant to which UBSFS will receive a substantial fee for its services from the manager, which may constitute a majority of the management fee otherwise received by the manager from the Fund with respect to such clients, and that such fee shall be payable to UBSFS with respect to clients that have invested in the Fund for as long as such clients remain invested in the Fund.  The Investor agrees to keep confidential any information disclosed to Investor by UBSFS and its Financial Advisor relating to units of the Fund.  Notwithstanding anything expressed or implied to the contrary herein, the Investor is authorized to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.  I will be subject to a placement fee charged by UBSFS of 2% (subject to waiver by UBSFS in certain limited circumstances) of my Investment Amount (including any additional subscriptions), which will not constitute assets of the Fund, but will be payable in addition to my Investment Amount.  If the Placement Fee is reduced by agreement between UBSFS and the Investor, then the reduced Placement Fee to which the Investor has agreed will be reflected on the UBS trade confirmation.  The Investor confirms that the Placement Fee has been discussed with his/her/its Financial Advisor and any additional questions will be addressed if requested.  No Placement Fee is charged if this investment is made through a UBS advisory program.  I authorize (1) the debit, from the UBS account specified herein or any other account maintained for the Investor at UBSFS ("Accounts"), of any funds required to be paid in connection with an investment in the Fund and (2) the credit of any funds to the Investor's Accounts, including any distributions made by the Fund.

I acknowledge that UBSFS and its agents and affiliates may receive requests for information from the Fund to comply with such demands that call for the disclosure of non-public personal information about me that is related or unrelated to my investment in the Fund.  I acknowledge and agree that UBSFS and its agents and affiliates may disclose, at its discretion, such non-public account information in response to such requests.  I further acknowledge that the Fund may provide any and all account information relating to my investment in the Fund to UBSFS and my UBSFS Financial Advisor (current or future).  I understand that the Fund and its affiliates are relying on this Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBSFS, the Adviser, the Trustees, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.  I understand the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out herein and in the Agreement and agree that the subscription made hereby may be accepted in reliance thereon.  I agree to indemnify and hold harmless UBSFS, including its directors, officers, employees and any of its affiliates and service providers (collectively, the "Indemnified Party") from and against any and all loss, damage, liability or expense, including costs and attorneys' fees and disbursements, which the Indemnified Party may incur by reason of, or in connection with, any representation or warranty made herein or in any other document provided by the Investor not having been true when made, any misrepresentation made by the Investor or any failure by the Investor to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Investor to the Fund's investment adviser, general partner, the Fund or any of their affiliates.

☐ Please check this box if this is an additional investment in the Fund.	Investment Amount:	$

UBS Account Number:	SSN/TAX ID Number:

Client Signatures (please sign below):

Signature	Date	Additional Investor Signature (e.g., joint tenants)	Date

Print Name		Print Name of Additional Investor

For Financial Advisors and Branch Managers

I.   Investor Suitability and NFA Bylaw 1101:

With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:

(1)
informed the client of all pertinent facts relating to the liquidity and transferability of the Fund, including the obligation to maintain sufficient liquidity to meet ongoing capital calls (if the Fund has a capital call structure) on potentially short notice and that the investment may impact the client's future liquidity;

(2)
reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that:

(a)	the Fund being subscribed for is suitable and appropriate for the client;

(b)	the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards;

(c)
the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure;

(d)	the client can bear the economic risks of the investment in the Fund;

(e)	the client's goals are consistent with the time frame of the investment; and

(f)	the client appears to have an understanding of:

(i)	the fundamental risks of the Fund (including that the client may lose his or her entire investment);

(ii)	the restrictions on the liquidity and transferability of the Fund;

(iii)	the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and

(iv)	the tax consequences with respect to an investment in the Fund; and

(3)
obtained a valid and duly completed Form W-9 or W-8, as applicable, or successor form thereto, signed under penalties of perjury by the client and I have properly placed such form on file pursuant to internal UBS policy; and

(4)	confirmed, with reasonable due inquiry, including my review of relevant account documentation, the client's representations provided in the NFA Bylaw 1101 Certification (if applicable).

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth) I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.

Will this investment result in the client holding more than 30% of his net worth as evidenced on CAI in Alternative Investments?           □ YES  □ NO

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that the Fund's governing documents have been previously delivered to the investor.

__________ Initial
If I assisted the client in completing any information that is required to be provided by the client in the Investor Application, I have done so pursuant to the client's authorization and direction solely based upon information that has been provided to me by the client.  If I did not assist the client in completing any information in the Investor Application, I certify that I have reviewed the completed Investor Application Form, and I agree that all the information in connection with the client's investment in the Fund that is provided by the client is correct and accurate.

II.	Financial Advisor Signature (Please Sign Below):

Print Name of Financial Advisor: _________________________________	Account #: ____________________________________________________

Financial Advisor Signature: ____________________________________	Placement Fee: % (2%, waivable in limited circumstances)
(Fee will be charged in addition to Investment.)

Date: (MUST BE COMPLETED)

Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.	Branch Code/FA #/Division: _______________________________________

Financial Advisors must reconcile the information	Financial Advisor Telephone #: _____________________________________
listed on this application with the client's account
records, including updating the client's net worth,
objectives and any other relevant information.	Financial Advisor E-mail Address: ___________________________________

III.	Branch Manager Signature:

I certify that I have reviewed the completed Investor Suitability section above, the client Investor Certificate and CAI, and, if applicable, the "Country Qualifications" appendix and any applicable supplement to the offering materials or set forth in the instructions on the UBS intranet.  In addition, it is critical that Financial Advisors review and understand the Rules of the Road ("ROTR"), with specific focus on alternative investments, for each country in which the Financial Advisor expects to conduct cross border business.  I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client and the Financial Advisor has reviewed, understands and has complied with the applicable ROTR.  I agree that, if the Financial Advisor assisted the client in completing any information that is required to be provided by the client in the Investor Application, based upon information known to me, that the Financial Advisor has done so pursuant to the client's authorization and direction solely based upon information that has been provided to the Financial Advisor by the client.

By signing below, if applicable, I have determined that (1) if the proposed investment is for an Access Person's (as defined in the Investment Adviser Code of Ethics) employee or employee-related account, my signature evidences my pre-approval of the trade and that (2) the Access Person's proposed investment:  (a) will not unfairly limit the ability of eligible clients of UBS Financial Services Inc. ("the Firm") to participate in the proposed investment and (b) does not present a material conflict with the interests of the Firm's clients or the Firm.

Print Name of Branch Manager:

Branch Manager Signature:	Date:	(MUST BE COMPLETED)

If the above named account is a UBS Financial Services Inc. IRA, then the Branch Manager, as a result, also signs as the custodian of the IRA and accepts and agrees to this subscription.	Note: If instructed, the CAI Statement that accompanies this form must be dated before or the same day this application is signed.

PLACEMENT FEE APPROVAL SECTION – THIS SECTION IS ONLY REQUIRED IF A REDUCED PLACEMENT FEE IS CHARGED

To be completed by Complex Director or Complex Admin Manager as Delegate (if necessary)

By signing below you have agreed and accepted the reduced placement fee above.
If you do not agree to the reduced placement fee, please inform the branch who is responsible for contacting AI Investor Service. Call AI Investor Services (800) 580-2359 option #1 for questions.

Print Name of Complex Director:

Complex Director Signature:	Date:	(MUST BE COMPLETED)

STATEMENT OF ADDITIONAL INFORMATION

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

677 Washington Boulevard
Stamford, Connecticut 06901
(203) 719-1428
toll-free (888) 793-8637
—————————
August 1, 2015
—————————
This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the Prospectus of A&Q Alternative Fixed-Income Strategies Fund LLC (the "Fund"), dated August 1, 2015.  A copy of the Fund's Prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES	1

REPURCHASES AND TRANSFERS OF UNITS	10

DIRECTORS	11

CODE OF ETHICS	18

PROXY VOTING POLICIES AND PROCEDURES	19

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	20

CONFLICTS OF INTEREST	23

TAX ASPECTS	27

BROKERAGE	39

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND LEGAL COUNSEL	39

CUSTODIAN	39

SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT	39

FINANCIAL STATEMENTS	42

ADDITIONAL INVESTMENT POLICIES

The investment objective and investment policies of A&Q Alternative Fixed-Income Strategies Fund LLC (the "Fund"), as well as the principal risks associated with the Fund's investment program, are set forth in the Prospectus.  Capitalized terms used but not defined herein, have the meanings assigned to them in the Fund's Prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding units of limited liability company interest of the Fund (the "Units"), are listed below.  For the purposes of this statement of additional information ("SAI"), "majority of the outstanding Units" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the Units present at such meeting, if the holders of more than 50% of the outstanding Units are present or represented by proxy; or (b) of more than 50% of the outstanding Units, whichever is less.  The Fund may not:

•	Issue senior securities, including by borrowing money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act").

•
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

•	Purchase, hold or deal in real estate.

•	Invest in commodities or commodity contracts.

•
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.  For purposes of this investment restriction, the Investment Funds are not considered part of an industry.  The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.  The Fund will consider the concentration of the Investment Funds in determining compliance with this policy.

If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include:  short sales, forward contracts, reverse repurchase agreements and when-issued or delayed delivery securities.  The Adviser, however, as discussed below under the captions "—Foreign Securities" and "—Special Investment Techniques," believes that it only will utilize forward currency exchange contracts, and perhaps put options and futures contracts, to attempt to hedge against foreign currency risks.  Additionally, as disclosed in the Fund's Prospectus, the Fund may sell securities short in pursuit of its investment objective, although it presently does not intend to do so.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Foreign Securities

Some Investment Managers will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs").  Foreign securities markets generally are not as developed or efficient as those in the United States and generally are subject to less government supervision and regulation.  In addition, less information may be available regarding foreign securities and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Transaction costs of investing in foreign securities markets are generally higher than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, Investment Funds and the Fund will be subject to additional risks, including possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  Some of these factors are listed in the Prospectus under "Risk Factors—The Investment Funds' Foreign Investments Involve Risk of Loss."

Some Investment Managers, and UBS Hedge Fund Solutions LLC (formerly known as UBS Alternative and Quantitative Investments LLC) (the "Adviser" or "UBS HFS" and, when providing services under an administration agreement between it and the Fund (the "Administration Agreement"), the "Administrator"), may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain foreign currency denominated portfolio securities irrespective of the underlying investment.  An Investment Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective, and the Fund will utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts, to hedge against foreign currency risks.  Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Investment Managers and the Adviser for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates.  This technique would allow an Investment Manager or the Adviser to "lock in" the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of existing holdings of foreign securities.  There may be, however, imperfect correlation between the foreign securities holdings and the forward contracts entered into with respect to such holdings.  There can be no assurance that such hedging transactions, even if undertaken, will be effective.  The risks and techniques used to hedge against those risks are substantially the same as those described in respect of "—Foreign Securities" and "—Foreign Currency Transactions."

Forward contracts also may be used for non-hedging purposes by the Investment Funds, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund's portfolio.  See "—Special Investment Techniques."

Foreign Currency Transactions

Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar; accordingly, the value of such an investment as measured in U.S. dollars is affected by changes in currency exchange rates.  Currency exchange rates generally are determined by the forces of supply and demand in the currency markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

Investment Funds and the Fund may employ certain investment practices to hedge currency exposures; however, such instruments may not be available, may not be economically priced (in the judgment of an Investment Manager or the Adviser), nor provide a perfect hedge.  Unless an Investment Fund or the Fund hedges itself against fluctuations in exchange rates between the U.S. dollar and the foreign currencies in which foreign investments are denominated, any profits the Investment Fund or the Fund may realize could be eliminated as a result of adverse changes in exchange rates.  An Investment Manager also may engage in foreign currency transactions for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager's or the Adviser's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Fund or the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager or the Adviser contracted to receive in the exchange. The Investment Manager's and the Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances.  Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S.  Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund.  Reverse repurchase agreements are a form of leverage that also may increase the volatility of an Investment Fund's portfolio.

Special Investment Techniques

Investment Managers may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge the Investment Funds' portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes.  Additionally, the Adviser may hedge against foreign currency risks through the use of derivatives, and believes that it will utilize principally forward currency exchange contracts, although it may also utilize put options and futures contracts.  These techniques may involve the use of derivative transactions and may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that the Investment Managers and the Adviser may use are speculative and involve a high degree of risk, particularly when used by the Investment Managers for non-hedging purposes.  There can be no assurance that these techniques will be successful.

Derivatives.  Derivatives contracts ("Derivatives") are financial instruments that derive their value, at least in part, from the performance of an underlying asset, currency, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit an investor to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager (or, with respect to currency hedges, the Adviser) invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Investment Fund's (or the Fund's) return or result in a loss.  The Fund also could experience losses if the Investment Manager's (or, with respect to currency hedges, the Adviser's) Derivatives were poorly correlated with its other investments, or if the Investment Manager (or the Adviser) were unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures.  Investment Managers (and, with respect to currency hedges, the Adviser) may invest in options and futures contracts.  Investment Managers also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Investment Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options also may be illiquid and, in such cases, it may be difficult to close out a position.  Over-the-counter options also may include options on baskets of specific securities.

Call and put options also may be purchased and sold in respect of specific securities, and may include covered or uncovered call and put options.  A covered call option, which is a call option with respect to which an investor owns the underlying security, that is sold exposes the investor during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option, which is a put option with respect to which an investor has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold exposes the investor during the term of the option to a decline in price of the underlying security while depriving it of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security.  A profit or loss will be realized if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although it would be entitled to exercise the option should it deem it advantageous to do so.

Investment Managers (and, when hedging foreign currency exposure, the Adviser) may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a person might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Funds and the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Investment Funds and the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds and the Fund to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Investment Managers may purchase and sell stock index futures contracts.  A stock index future obligates a person to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Investment Managers may purchase and sell interest rate futures contracts.  An interest rate future obligates a person to purchase or sell an amount of a specific debt security at a future date at a specific price.

Investment Managers and the Fund may purchase and sell currency futures.  A currency future obligates a person to purchase or sell an amount of a specific currency at a future date at a specific price.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), the Adviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Adviser's ability otherwise to invest those assets.

Call and Put Options on Securities Indexes. Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue their investment objectives.  A stock index fluctuates with changes in the market values of the stocks that comprise the index.  Accordingly, successful use of options on stock indexes will be subject to the ability to predict correctly movements in the direction of the stock market generally or segments thereof.  This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Investment Managers may enter into equity, equity index, interest rate, credit, total return, currency and cross currency rate, and contract for difference swap agreements on behalf of the Investment Funds.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.

Equity Swaps.  An equity swap is a transaction in which one party pays periodic amounts of a given currency based on a fixed price or fixed rate and the other party pays periodic amounts of the same currency or a different currency based on the performance of a share of an issuer, a basket of shares or several issuers or an equity index.

Equity Index Swaps.  Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.  Investment Managers may purchase cash-settled options on equity index swaps.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Interest Rate Swaps.  Forms of interest rate swap agreements include:  interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Swaps.  In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Total Return Swaps.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Currency Swaps.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Since currency swaps are individually negotiated, an Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Cross Currency Rate Swaps.  A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically.  All calculations are determined on predetermined notional amounts of the two currencies.  Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

Contract for Difference Swaps.  In a contract for difference swap, the seller agrees to pay or to receive from the buyer the difference between the nominal value of an underlying instrument at the opening of the contract and the value of the instrument at the expiration of the contract, and the buyer pays periodic amounts on the notional amount of the capital employed by the seller, less the margin posted.  Contract for difference swaps permit investors to take long or short positions in an underlying instrument, which may be a single security, stock basket or index.

Most swap agreements would calculate the obligations of the parties to the agreement on a "net basis."  Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of payments that a party is contractually obligated to make.  If the other party to a swap defaults, a party's risk of loss consists of the net amount of payments that the party contractually is entitled to receive.

The use of swaps is a highly specialized activity that involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative.  These investments generally will be subject to transaction costs and other fees, which will reduce the value of an Investment Fund's investment.  In addition, if an Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Investment Fund may be adversely affected.

Lending Portfolio Securities

Investment Managers may lend securities from their Investment Funds to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities that affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, Investment Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are fixed when an Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty.  The Investment Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the net assets of the Investment Fund.

REPURCHASES AND TRANSFERS OF UNITS

Involuntary Repurchases

The Fund may, at any time, repurchase involuntarily an investor's Units at their then net asset value in accordance with the LLC Agreement and Section 23 of the Investment Company Act, and any applicable rules thereunder.

Tenders by the Adviser

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Units that it holds in its capacity as an investor.

Transfers of Units

No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion.  Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances, generally in connection with a transfer that does not result in a change of beneficial ownership.  By way of example, the following transfers will not be deemed to result in a change of beneficial ownership: transfers between investors having the same social security or tax identification number; transfers between spouses; transfers from individual to joint accounts; transfers from self-directed pension plans to IRA rollover accounts; and transfers from an individual to a revocable trust established by that individual.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $1 million under the discretionary investment management of UBS AG and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $2 million, or (iii) at the time of purchase, meets the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder, and must be accompanied by a properly completed investor certification.

Any transferee meeting the eligibility requirements that acquires Units in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Fund's Third Amended and Restated Limited Liability Company Agreement, dated January 1, 2015 (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement.  If an investor transfers Units with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor.  Each investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer.  If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to repurchase its Units.

The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

DIRECTORS

Subject to the requirements of the Investment Company Act, the business and affairs of the Fund shall be managed under the direction of the Board.  The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the LLC Agreement.  Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a registered closed-end management investment company organized as a Delaware corporation.  No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board.  The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's Audit Committee (which consists of all of the Independent Directors (as defined below)) holds regularly scheduled meetings and, as appropriate, the chair of the Audit Committee maintains contact with the Fund's independent registered public accounting firm and the Adviser's senior personnel.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as presentations regarding operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's Directors not be "interested persons" (as defined in the Investment Company Act) of the Fund and, as such, not be affiliated with the Adviser ("Independent Directors").  To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors.  Currently, three of the Fund's four Directors are Independent Directors.

The Independent Directors exercised their informed business judgment to appoint Meyer Feldberg to serve as Chairman of the Board.  Mr. Feldberg is not affiliated with the Adviser, UBS Financial Services Inc. ("UBS Financial Services") or their affiliates, but is treated as an interested person of the Fund solely as a consequence of his affiliation with a broker-dealer with which the funds advised by the Adviser may do business.  The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and without designating a lead Independent Director, and that a key factor for assuring they are in a position to do so is that all of the Directors are independent of management and that three of the Fund's four Directors are not interested persons of the Fund.  In addition, Independent Directors have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.  The Fund's Directors, including its three Independent Directors, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.  As a result, the Board has determined that its leadership structure, in which no individual Independent Director has been designated to lead all the Independent Directors, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to:  (i) the fact that Mr. Feldberg effectively acts as an independent Chairman and lead Independent Director; (ii) the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (iii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; (iv) the Board's oversight role in management of the Fund; and (v) the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

Information About Each Director's Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (85) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (68) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Chief Investment Advisor, Segesta Advisors AG; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
Virginia G. Breen (50) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jun. 27, 2008	Partner of Chelsea Partners (2011-present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (73)3 c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	50	Director of: Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (48) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Global Head of UBS HFS since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS HFS.	N/A	N/A
Dylan Germishuys (45) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013
Head of Operations and Product Control of UBS HFS since 2004.  Prior to serving in this role, he was Financial Controller of O'Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank's Equities business from 1997 to 2003.
			N/A	N/A
Frank S. Pluchino (55) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005
Executive Director of UBS HFS since October 2010.  Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.
			N/A	N/A

______________________________________

1	The Fund commenced operations on August 1, 2002.

2	As of March 31, 2015, of the 50 funds/portfolios in the complex, 42 were advised by an affiliate of UBS HFS and 8 comprised the registered alternative investment funds advised by UBS HFS.

3
Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business.  Mr. Feldberg is not affiliated with UBS Financial Services or its affiliates.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Director possesses.  The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness.  However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•
Virginia G. Breen – Ms. Breen has been a Partner of Chelsea Partners since 2011.  She was a General Partner, from 1995 to 2011, of Blue Rock Capital, L.P., a venture capital firm, which she co-founded, that invests in information technology and service businesses.  From 2002 to 2011, Ms. Breen was a General Partner of Sienna Ventures, a venture capital firm that invests in information technology and service businesses.  Ms. Breen was a Vice-President of the Sprout Group, the venture capital affiliate of Donaldson, Lufkin & Jenrette (now Credit Suisse First Boston), where she worked from 1988 to 1995.  She was an Investment Analyst with DLJ's Investment Banking Group from 1987 to 1988, and, prior to that, worked as a Systems Analyst and Product Marketing Engineer at Hewlett-Packard.  Ms. Breen received her M.B.A. with Highest Honors from Columbia University and her undergraduate degree in Computer Science with Electrical Engineering from Harvard College.

•
Meyer Feldberg – Mr. Feldberg has been Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School at Columbia University since June 2004.  Prior to that time, he served as the Dean of the Columbia Business School at Columbia University from 1989 to June 2004.  He is currently serving as a Senior Advisor at Morgan Stanley.  In 2007, New York City Mayor Michael Bloomberg appointed Mr. Feldberg as the President of New York City Global Partners, an office in the Mayor's office that manages the relationships between New York City and other global cities around the world.  Mr. Feldberg has had more than 30 years' experience in higher education.  Before becoming the Dean of the Columbia Business School, he was Dean of the University of Cape Town's Graduate School of Business (1972-1979), Director of Executive Education and Associate Dean at Northwestern University's J.L. Kellogg Graduate School of Management (1979-1981), Dean of Tulane University's A.B. Freeman School of Business (1981-1986) and President of the Illinois Institute of Technology (1986-1989).  Mr. Feldberg received his B.A. from the University of Witwatersrand, his M.B.A. from Columbia Business School in 1965 and his Ph.D. from the University of Cape Town.

•
George W. Gowen – Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller LLP and practices in the firm's corporate, trusts and estates and charitable institutions groups.  He represents individuals and has served on the boards of investment and manufacturing companies, as counsel to leading sports organizations, on United Nations Commissions and as chief executive of environmental and humane organizations.  Mr. Gowen received his B.A. from Princeton University and his J.D. from the University of Virginia.

•
Stephen H. Penman – Mr. Penman is the George O. May Professor in the Graduate School of Business, Columbia University.  He also serves as Co-Director of the Center for Excellence in Accounting and Security Analysis at Columbia University.  Mr. Penman is a Chief Investment Advisor at Segesta Advisors AG and serves on the Board of Advisors of Boston Harbor Investment Management, LLC, a registered investment adviser founded in November 2012.  Prior to his appointment at Columbia in 1999, he was the L.H. Penney Professor in the Walter A. Haas School of Business at the University of California at Berkeley.  From 1990 to 1995, Mr. Penman served as Chairman of the Professional Accounting Program and Chairman of the Accounting Faculty at Berkeley where he initiated and chaired the Haas School's Annual Conference on Financial Reporting.  He has served as a Visiting Professor at Columbia University and the London Business School, and as the Jan Wallander Visiting Professor at the Stockholm School of Economics.  Mr. Penman's research is concerned with the valuation of equity and the role of accounting information in security analysis.  He has published widely in finance and accounting journals and has conducted seminars on fundamental analysis and equity evaluation for academic and professional audiences.  In 1991, he was awarded the notable Contribution to Accounting Literature Award by the American Accounting Association and the American Institute of Certified Public Accountants, and in 2002 was awarded the American Accounting Association and Deloitte & Touche Wildman Medal for his book, Financial Statement Analysis and Security Valuation.  He is editor of the Review of Accounting Studies and is on the editorial board of the Schmalenbach Business Review.  Mr. Penman received a first-class honors degree in Commerce from the University of Queensland, Australia, and M.B.A. and Ph.D. degrees from the University of Chicago.  In 2009, he was awarded an Honorary Doctorate by the Stockholm School of Economics.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Director have prepared them to be effective Directors.  The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

The Directors serve on the Board for terms of indefinite duration.  A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity.  A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors.  In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors.  The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving.  If no Director remains to manage the business of the Fund, UBS HFS shall continue to serve as the Fund's Adviser and Administrator, but must promptly call a meeting of investors to be held within 60 days after the date on which the last Director ceased to act in that capacity for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of each of the Audit Committee and the Nominating Committee are Virginia G. Breen, George W. Gowen and Stephen H. Penman, constituting all of the Independent Directors of the Fund.  Mr. Penman currently is the Chairman of the Audit Committee, and Mr. Gowen currently is the Chairman of the Nominating Committee.  The function of the Audit Committee is to (i) oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (ii) oversee or assist in Board oversight of the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements, and (iii) approve prior to appointment the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm.  The Audit Committee met once during the fiscal period from January 1, 2015 to March 31, 2015.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund.  The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Directors made by Fund management and by Fund investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.  The Nominating Committee did not meet during the fiscal period from January 1, 2015 to March 31, 2015.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by each Director within the Fund Complex, in each case as of December 31, 2014.  The Directors are not required to contribute to the capital of the Fund or hold Units in the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in Fund Complex

Virginia G. Breen	None	None

Meyer Feldberg	None	None

George W. Gowen	None	$50,001-$100,000

Stephen H. Penman	None	None

As of December 31, 2014, none of the Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund For the Period from January 1, 2015 to March 31, 2015	Total Compensation from Fund and Fund Complex Paid to Board Members For the Period from January 1, 2015 to March 31, 2015

Virginia G. Breen	$3,313	$26,500 (8)*
Director

Meyer Feldberg**	$3,938	$47,806 (50)*
Chairman and Director

George W. Gowen	$3,313	$26,500 (8)*
Director

Stephen H. Penman	$3,938	$47,806 (8)*
Director
________________

*
Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Directors served as of March 31, 2015.  Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of the Adviser, with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

**	Interested Director.

The Directors will each be paid by the Fund an annual retainer of $8,250, per meeting fees of $1,250, and $750 in the case of telephonic meetings.  In addition, the Chairman of the Board and the Chairman of the Audit Committee each will receive an additional annual fee of $20,000, split equally among the registered alternative investment funds advised by UBS HFS, including the Fund.  All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Directors do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

The Fund and the Adviser each has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund.  The Distributor (as defined below) has not adopted such a code of ethics, as it does not have any employees who could be deemed to be "access persons," as such term is defined in the Investment Company Act.  The Fund's and the Adviser's codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850.  These codes are available on the EDGAR database on the SEC's website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds that have investors other than the Fund.  The Fund may invest a majority of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  However, Investment Funds typically do not submit matters to investors for vote.  If an Investment Fund submits a matter to the Fund for vote (and if the Fund holds voting interests in the Investment Fund, which it does not intend to do), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the "Voting Guidelines"):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser's goal is to act prudently, solely in the best interest of the Fund.

•
The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•
The Adviser's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of the Adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•
If it is determined that a conflict of interest is material, the Adviser's legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

•	disclosing the conflict to the Fund's Board of Directors and obtaining the consent from Fund's Board of Directors before voting;

•	engaging another party on behalf of the client to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (203) 719-1428 or toll-free at (888) 793-8637, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment management agreement entered into between the Fund and the Adviser, dated as of May 9, 2002 (the "Investment Management Agreement").  The Adviser allocates the Fund's assets and, thereafter, evaluates regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.  The Adviser will perform its duties subject to any policies established by the Directors.

The Adviser was formed as a Delaware limited liability company on March 16, 2004 and is a direct wholly-owned subsidiary of UBS AG, a Swiss bank.  The Adviser is registered as an investment adviser under the Advisers Act.  The Adviser's offices are located at 677 Washington Boulevard, Stamford, Connecticut 06901, and the Adviser's telephone number is (888) 793-8637.

The Investment Management Agreement initially was approved by the Board, including each Independent Director, on May 9, 2002, and by vote of investors holding interests in the Fund on May 9, 2002.  The Investment Management Agreement continues automatically for successive one-year periods, if its continuance is approved annually by the Board, including a majority of the Independent Directors.  The Investment Management Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund.  The Investment Management Agreement will terminate automatically in the event of its assignment within the meaning of the Investment Company Act.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence of its obligations to the Fund, or reckless disregard of its obligations under the Investment Management Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund.  The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable that arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

During the period from January 1, 2015 to March 31, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Fund paid $432,289, $2,103,534, $2,786,990 and $3,961,913, respectively, pursuant to the Investment Management Agreement.

The Administrator

UBS HFS, in its capacity as the Administrator, provides certain administrative services to the Fund including, among other things, providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund and coordinating and organizing meetings of the Board.

During the period from January 1, 2015 to March 31, 2015 and the years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Fund paid $89,439, $435,214, $576,639 and $819,686, respectively, to the Administrator pursuant to the Administration Agreement.

Portfolio Management

The Fund's portfolio managers (the "Portfolio Managers") manage multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts.  For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities.  Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts.  Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed.  The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser.  In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that a Portfolio Manager has an investment in accounts other than the Fund.  The Adviser periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts.  The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager's compensation.

The Adviser's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines.  Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers' compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund.  A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods.  The amount of a Portfolio Manager's discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser.  In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor.  These factors may include: the overall performance of the Adviser;  the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year;  contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues.  The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund's Portfolio Managers and approximate assets under management in those accounts as of March 31, 2015.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	7(1)	$1,439,761,158	59(2)	$13,180,181,390	19(3)	$17,133,351,485

Americo Nardis	7(1)	$1,439,761,158	59(2)	$13,180,181,390	19(3)	$17,133,351,485

Joseph M. Sciortino	4(4)	$ 377,570,244	1(5)	$ 7,810,000	0	N/A

Russell Sinder	5(4)	$ 593,179,532	1(5)	$ 7,810,000	0	N/A
_____________________

1	Of these accounts, 5 accounts with total assets of approximately $1,169,938,812 charge performance-based advisory fees.

2	Of these accounts, 37 accounts with total assets of approximately $9,442,773,054 charge performance-based advisory fees.

3	Of these accounts, 5 accounts with total assets of approximately $9,926,668,605 charge performance-based advisory fees.

4	Of these accounts, 3 accounts with total assets of approximately $323,357,186 charge performance-based advisory fees.

5	The account does not charge performance-based advisory fees.

None of the Fund's Portfolio Managers beneficially own any Units.

CONFLICTS OF INTEREST

The Adviser and its affiliates are major participants in the equity, fixed-income, global currency, commodity, derivative and other markets.  As such, the Adviser and its affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of other investment funds and accounts at the same time as it is advising the Fund, which may or may not involve the same Investment Managers and Investment Funds in which the Fund will invest.  Additionally, while the Adviser intends to employ a consistent investment program, certain portfolio strategies, particularly other multi-manager portfolio strategies, of the Adviser and its affiliates used for other investment funds or accounts could conflict with the strategies employed by the Adviser in managing the Fund and affect access to Investment Managers and their Investment Funds, particularly where an Investment Manager has limited the amount of assets or number of accounts it will manage.  As a result, affiliates of the Adviser may compete with the Fund and the Investment Funds for appropriate investment opportunities.

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser and its affiliates may give advice or take action with respect to any of their other clients that may differ from the advice given or the timing or nature of any action taken with respect to investments in the Fund.  The Adviser will, to the extent possible, allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management in accordance with its allocation policies and procedures.  The Adviser's investment decisions made on behalf of the Fund will be made independently of any investment decisions made on behalf of other clients.  The Adviser has no obligation to invest on behalf of the Fund with any Investment Manager that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund.  The Adviser will have discretion in determining the Fund's level of participation with such Investment Managers.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  In addition, provisions of the Investment Company Act or the rules and regulations of the SEC thereunder, or any other applicable laws, rules or regulations, may limit or prohibit the Fund from investing in an investment opportunity in which Adviser Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested.  Situations also may arise in which the Adviser, its affiliates or Adviser Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.

Investment decisions for the Fund are made independently from those of Adviser Clients.  If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated fairly, reasonably and equitably in accordance with the Adviser's allocation policies and procedures.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser may place separate transactions for one or more Adviser Clients that may affect the value of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients.  Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.  However, the Adviser will seek to resolve such conflicts in a fair and equitable manner and believes that such risks are mitigated by its allocation policies and procedures.

While the Adviser will seek to ensure that neither the Fund nor any Adviser Client will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments, situations may arise in which the investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees disadvantage the Fund.  Such situations may be based on, among other things:  (i) legal restrictions regarding the combined size of positions that may be taken in an Investment Fund by the Fund and Adviser Clients, thereby limiting the size of the Fund's position, or even preventing the Fund from investing, in such Investment Fund; (ii) the difficulty of withdrawing from an Investment Fund where the market cannot absorb the sale of the combined positions of the Fund and the Adviser Clients; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

The Adviser and its affiliates may have investments or other business relationships with the Investment Managers or the Investment Funds, including acting as broker, prime broker, lender, counterparty, shareholder or financial advisor to an Investment Manager or an Investment Fund, which could be more valuable than the Adviser's relationship to the Fund.  In addition, to the extent consistent with applicable law, affiliates of the Adviser, acting as placement agent, may sell interests in the Investment Funds to the Fund.  Accordingly, the Adviser will face a conflict in evaluating such portfolio managers.  Moreover, as a result of certain relationships, UBS AG and its affiliates may take actions with respect to an Investment Fund, such as making a margin call, that adversely affect such Investment Fund and, therefore, the Fund.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The proprietary activities or portfolio strategies of UBS AG and its affiliates (including the Adviser), and the activities or strategies used for accounts managed by UBS AG and its affiliates (including the Adviser) for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by an Investment Manager and affect the prices and availability of the securities and instruments in which the Investment Manager invests.  Issuers of securities held by the Fund, an Investment Manager and an Investment Fund may have publicly or privately traded securities in which UBS AG and its affiliates are investors or make a market.  The trading activities of UBS AG and its affiliates generally are carried out without reference to positions held directly or indirectly by the Fund, the Investment Managers or the Investment Funds and may have an effect on the value of the positions so held, or may result in UBS AG and its affiliates having interests or positions adverse to that of the Fund or the Investment Funds.  Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest.  The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds.  Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund.  The Investment Managers may give advice and recommend securities to, or buy or sell securities for, an Investment Fund or managed account in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Investment Managers may purchase investments that are the subject of an underwriting or other distribution, by UBS AG and its affiliates.  An Investment Manager may invest, directly or indirectly, in the securities of companies affiliated with UBS AG and its affiliates or in which UBS AG and its affiliates has an equity or participation interest.  The purchase, holding and sale of such investments by an Investment Manager may enhance the profitability of UBS AG's or its affiliates' own investments in such companies.

UBS Financial Services (together with any other broker or dealer appointed by the Fund to act as distributor of its Units, the "Distributor") acts as the distributor of the Fund's Units on a best efforts basis, subject to various conditions, without special compensation from the Fund.  The Adviser or the Distributor intends to compensate the Distributor's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed Units in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund.  Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund Units being purchased.  See "Plan of Distribution" in the Fund's Prospectus.

The Distributor or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and may receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")  Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy or demanding payment on a loan guarantee that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Units.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Units as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular investor or to investors who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service (the "IRS") regarding any matter relating to the Units.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Investors must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Units, as well as the effects of state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company; Tax Treatment

The Adviser expects that the Fund will qualify for treatment as a regulated investment company ("RIC") under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); and (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund's distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will "look through" to the assets held by such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC's non-qualifying gross income exceeds one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While general cure provisions apart from those discussed above afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to investors, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its investors, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (ii) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally computed on the basis of the one-year period ending on October 31st of such year), and (iii) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to investors.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for investors that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by investors that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Units have been held by the investor, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  As discussed below under the caption "—Fund Investments—Investments in Passive Foreign Investment Companies," a substantial portion of the Fund's distributions to its investors may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  The Fund will inform its investors of the amount and character of its distributions to investors.

Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of your Units (but not below zero) and, to the extent in excess of your tax basis, will be treated as gain from the "sale or exchange" of your Units, as discussed below.  Any such distributions that reduce the adjusted tax basis of your Units represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of your Units, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that you recognize for tax purposes upon the disposition of your Units or upon certain subsequent distributions in respect of such Units.  Any distributions representing a return of capital, therefore, may cause you to pay higher taxes at a later date.

Similarly, as discussed below under the caption "—Income from Repurchases and Transfers of Units," if a repurchase of an investor's Units by the Fund does not qualify for sale or exchange treatment, the investor may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the investor's tax basis in the relevant Units repurchased.  In such case, the tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by the investor.

The tax treatment of dividends and capital gain distributions will be the same whether the investor takes them in cash or reinvests them to buy additional Units.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may report the retained amount as undistributed capital gains to its investors, who will be treated as if each investor received a distribution of his or her pro rata share of such gain, with the result that each investor will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Units by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to our Units to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Units), but is reduced by any deductions properly allocable to such income or net gain.  Investors are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Units

A repurchase of Units by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Units if the receipt of cash results in a meaningful reduction in the investor's proportionate interest in the Fund or results in a "complete redemption" of the investor's Units, in each case applying certain constructive ownership rules.

If the repurchase of an investor's Units qualifies for sale or exchange treatment, the investor will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.  Such gain or loss will be capital gain or loss if the repurchased Units were held by the investor as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Units were held, or are treated as having been held, by the investor for more than one year, or as short-term capital gain or loss if the repurchased Units were held, or are treated as having been held, by the investor for one year or less.  However, if the investor received any long-term capital gain distributions in respect of the repurchased Units (including, for this purpose, amounts credited as undistributed capital gains in respect of those Units) and held (or is treated as having held) the repurchased Units for six months or less, any loss realized by the investor upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by an investor will be disallowed to the extent the Units repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar Units within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Units.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Units acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of an investor's Units does not qualify for sale or exchange treatment, the investor may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the investor's tax basis in the relevant Units.  The tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by the investor.

The Fund generally will be required to report to the IRS and each investor the cost basis and holding period for each respective investor's Units repurchased by the Fund.  The Fund has elected the average cost single category ("ACSC") method as the default cost basis method for purposes of this requirement.  If an investor wishes to accept the ACSC method as its default cost basis calculation method in respect of Units in its account, the investor does not need to take any additional action.  If, however, an investor wishes to affirmatively elect an alternative cost basis calculation method in respect of Units in its account, the investor must contact BNY Mellon Investment Servicing (US) Inc., the Fund's administrator, to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Unit repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Investors should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them

A sale of Units, other than in the context of a repurchase of Units by the Fund, generally will have the same tax consequences as described above in respect of a Unit repurchase that qualifies for "sale or exchange" treatment.

If an investor recognizes a loss with respect to Units in excess of certain prescribed thresholds (generally, $2 million or more for an individual investor or $10 million or more for a corporate investor), the investor must file with the IRS a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Investors should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Fund Investments

Investments in Flow-Through Vehicles.  The Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with "original issue discount," generate income prior to a corresponding receipt of cash).  In such case, the Fund may have to dispose of assets, including interests in Investment Funds, that it might otherwise have continued to hold in order to generate cash so that the Fund may satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Investments in Passive Foreign Investment Companies.  The Fund may directly or indirectly own equity interests in non-U.S. Investment Funds and/or other non-U.S. entities, which will be treated as "passive foreign investment companies" (each, a "PFIC").  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its investors.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  In lieu of such treatment, an election can be made by the Fund to mark-to-market at the end of each taxable year the shares in a PFIC.  In such case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value to the extent it does not exceed its share of prior increases in income.  Alternatively, in certain cases, an election can be made by the Fund to treat the PFIC as a "qualified electing fund" under the Code (a "QEF").  In such case, the Fund would be required to include in income each year a portion of the QEF's ordinary earnings and net capital gain (as ordinary income and capital gains, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will not be the party legally permitted to make the mark-to-market election or QEF election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the mark-to-market or QEF election will do so.

A substantial portion of the Fund's assets may be invested in non-U.S. Investment Funds that are classified as PFICs.  The Fund intends to make a mark-to-market election with respect to certain of its non-U.S. Investment Funds that are PFICs, with the result that a substantial portion of the Fund's income and gains may be ordinary in nature (and not eligible for distribution to investors as capital gain dividends or as "qualified dividend income").

Portfolio Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  A portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options), however, may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income, and all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle."  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (i) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (ii) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If an Investment Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, investors of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to investors who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or an investor has been notified by the IRS that such investor is subject to backup withholding.  Certain investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the investor's federal income tax liability if the appropriate information is provided to the IRS.  Failure by an investor to furnish a certified TIN to the Fund could subject that investor to a $50 penalty imposed by the IRS.

Tax-Exempt Investors

Under current law, the Fund serves to "block" (that is, prevent the attribution to investors of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt investors (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt investor could realize UBTI by virtue of its investment in Units if those Units constitute debt-financed property in the hands of the tax-exempt investor within the meaning of Section 514(b) of the Code.  A tax-exempt investor may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investors

U.S. taxation of an investor who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation ("foreign investor") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign investor.

Income Not Effectively Connected.  If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign investor, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the foreign investor), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

If the Fund is a "United States real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are realized on account of certain capital gain dividends from REITs will generally cause the foreign investor to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold taxes on a distribution to a foreign investor attributable to such gains, and such a distribution may subject a foreign investor to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate investors.  Under a de minimis exception to the rule described above, if a foreign investor has not held more than 5% of the Fund's Units at any time during the one-year period ending on the date of the distribution, the foreign investor is not treated as receiving a distribution attributable to gains derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

As discussed above at "Income from Repurchases and Transfers of Units," if a repurchase of an investor's Units by the Fund does not qualify for sale or exchange treatment, the investor may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the investor's tax basis in the relevant Units repurchased.  If the repurchase qualifies as a sale or exchange, the investor will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.

Any capital gain that a foreign investor realizes upon a repurchase of Units or otherwise upon a sale or exchange of Units will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign investor that is a nonresident alien individual, the gain is U.S. source income and such investor is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign investor held such Units and the five-year period ending on the date of the disposition of those Units, the Fund was a "United States real property holding corporation" (as such term is defined in the Code) and the foreign investor actually or constructively held more than 5% of the Fund's Units.  In the latter event, the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is "effectively connected" with a U.S. trade or business, as discussed below.

Income Effectively Connected.  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign investor, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Units will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign investor to U.S. tax filing obligations.  Foreign corporate investors may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign investor, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign investor certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See "—Backup Withholding" above.

The tax consequences to a foreign investor entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act")

Under the Foreign Account Tax Compliance provisions of the HIRE Act, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution" (which term may include certain foreign investors and certain non-U.S. Investment Funds and investments) may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate or the terms of an applicable intergovernmental agreement, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of the Fund, any Investment Fund, any investment and/or certain of the Fund's investors will not be subject to any of the above-described withholding taxes or that information will not be required to be reported to the IRS or any other person in respect of an investor's interest in the Fund.  To comply with the requirements of the HIRE Act, the Fund may, in appropriate circumstances, require investors to provide information and tax documentation regarding their direct and indirect owners, and investors of the Fund will be required to waive the application of any non-U.S. laws that, but for such waiver, would prevent the Fund or any other person or entity from reporting information in respect of any United States account in accordance with the applicable provisions of the HIRE Act, including under any agreement described in Section 1471(b) of the Code (and, if necessary to effectuate the information reporting contemplated by the HIRE Act, investors will be required to obtain similar waivers from their direct and indirect owners).

The Treasury and the IRS have provided for a phased-in implementation of these provisions.  For example, while the above-described withholding obligations with respect to certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income are, as a generally matter, currently effective, the above-described withholding obligations with respect to gross proceeds from the sales or dispositions of property of a type that can produce U.S. source dividends and interest will not begin until January 1, 2017.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all investors should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain Investment Funds and investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  It is possible that certain previously expired tax provisions could be legislatively extended or otherwise modified (possibly with retroactive effect).  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund investors should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Units and the particular tax consequences to them of an investment in the Fund.

BROKERAGE

Each Investment Manager is directly responsible for the execution of portfolio transactions and the allocation of brokerage for its Investment Funds.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  Investment Funds may not necessarily pay the lowest available commissions or mark-ups or mark-downs on each securities transaction.

The Fund did not pay brokerage commissions during the last three completed fiscal years.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund.  Its principal business address is 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

CUSTODIAN

The Bank of New York Mellon (the "Custodian") serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is One Wall Street, New York, New York 10286.

SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund's Prospectus and this SAI.  The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A in the Fund's Prospectus.

Units in the Fund

Persons who purchase Units in the offering being made hereby will be members of the Fund.  The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be members of the Fund.

Duty of Care of the Board, the Administrator and the Adviser

The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.  The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of its affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund.  None of these persons will be personally liable to any investor for the repayment of any portion of such investor's investment or for contributions or other payments made by such investor to the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the Administrator in its administrative capacity or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund.  Certain amendments involving (i) rights attaching to the Units held by an investor as against the rights attaching to the Units held by any other investor, (ii) increasing the obligation of an investor to make any contribution to the Fund and (iii) the modification of events causing dissolution of the Fund may not be made without the consent of each investor adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund.

Power of Attorney

By purchasing an interest in the Fund, each investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

The Fund will be dissolved at any time there are no investors, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

•	the affirmative vote to dissolve the Fund by both (i) the Board and (ii) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

•
the determination of investors not to continue the business of the Fund at a meeting called by the Administrator when no Director remains or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

•
the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request in accordance with the LLC Agreement, to tender its entire interest for repurchase by the Fund if such investor's interest has not been repurchased during such period;

•	the determination of the Adviser to dissolve the Fund;

•	the termination of the Investment Management Agreement; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets.

Upon the dissolution of the Fund, its assets are to be distributed (i) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (ii) next to satisfy debts owing to the investors, and (iii) finally to the investors proportionately in accordance with the relative number of Units held by such investors.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

The Fund will furnish to each investor after the end of each taxable year such information regarding the operation of the Fund and such investor's Interest as is necessary for such investors to complete federal and state income tax or information returns, along with any other tax information required by law.  The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act.  Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

Fiscal Year

Effective January 1, 2015, the Fund changed its tax classification from a partnership to a RIC under Subchapter M of the Code.  In connection therewith, the Fund changed its fiscal year-end from December 31 to March 31.

FINANCIAL STATEMENTS

The financial statements of the Fund for the period from January 1, 2015 to March 31, 2015 and for the year ended December 31, 2014 follow.

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC
Financial Statements
with Report of Independent Registered Public Accounting Firm

Period from January 1, 2015 to March 31, 2015
and Year Ended December 31, 2014

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC
Financial Statements
with Report of Independent Registered Public Accounting Firm

Period from January 1, 2015 to March 31, 2015
and Year Ended December 31, 2014

Ernst & Young LLP 5 Times Square New York, New York – 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of
A&Q Alternative Fixed-Income Strategies Fund LLC

We have audited the accompanying statement of assets and liabilities of A&Q Alternative Fixed-Income Strategies Fund LLC (the "Fund"), including the schedule of portfolio investments, as of March 31, 2015, and the related statements of operations for the period from January 1, 2015 to March 31, 2015 and the year ended December 31, 2014, changes in net assets for the period from January 1, 2015 to March 31, 2015 and each of the two years ended December 31, 2014 and 2013, cash flows for the period from January 1, 2015 to March 31, 2015 and the year ended December 31, 2014 and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2015, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A&Q Alternative Fixed-Income Strategies Fund LLC at March 31, 2015, and the results of its operations for the period from January 1, 2015 to March 31, 2015 and the year ended December 31, 2014, changes in its net assets for the period from January 1, 2015 to March 31, 2015 and each of the two years ended December 31, 2014 and 2013, cash flows for the period from January 1, 2015 to March 31, 2015 and the year ended December 31, 2014 and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

May 26, 2015
A member firm of Ernst & Young Global Limited

A&Q Alternative Fixed-Income Strategies Fund LLC

Statement of Assets and Liabilities

March 31, 2015

ASSETS

Investments in Investment Funds, at fair value (cost $106,557,782)	$107,894,422
Cash	1,399,835
Receivable from Investment Funds	6,899,138
Advanced subscriptions in Investment Funds	5,000,000
Other assets	39,077

Total Assets	121,232,472

LIABILITIES

Unrealized depreciation on foreign currency contracts	1,098
Investors' redemptions payable	3,093,015
Loan payable	2,000,000
Subscriptions received in advance	965,000
Professional fees payable	172,151
Investment Management Fee payable	145,101
Tax compliance fees payable	50,000
Management Fee payable	30,021
Administration fee payable	16,040
Custody fee payable	6,400
Loan interest payable	452
Other liabilities	194,667

Total Liabilities	6,673,945

Net Assets	$114,558,527

NET ASSETS

Represented by:
Paid in capital	$113,195,730
Accumulated net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	966,828
Accumulated net investment loss	(939,573)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds and foreign currency contracts and translations	1,335,542

Net Assets	$114,558,527
Net asset value per Unit (based on 113,820.365 Units outstanding)	$1,006.49

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Operations

	Period from January 1, 2015 to March 31, 2015	Year Ended December 31, 2014

INVESTMENT INCOME

Other income	$3,824	$20,864
Total Investment Income	3,824	20,864
EXPENSES

Investment Management Fee	419,575	2,026,439
Professional fees	248,455	777,804
Management Fee	86,809	419,263
Tax compliance fees	75,000	-
Administration fee	28,588	173,288
Loan commitment fees	16,547	83,560
Directors' fees	15,554	67,796
Custody fee	2,400	9,860
Loan interest	456	5,396
Printing, insurance and other expenses	50,013	207,323
Total Expenses	943,397	3,770,729
Net Investment Loss	(939,573)	(3,749,865)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	966,828	33,786,427
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	730,624	(28,079,899)
Net Realized and Unrealized Gain/(Loss) from Investments	1,697,452	5,706,528
Net Increase in Net Assets Derived from Operations	$757,879	$1,956,663

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Changes in Net Assets

Years Ended December 31, 2013 and 2014 and Period from January 1, 2015 to March 31, 2015

	Adviser	Members	Total

Members' Capital at January 1, 2013	$54,475	$177,121,757	$177,176,232

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(394)	(4,501,402)	(4,501,796)
Net realized gain/(loss) from investments in Investment Funds, other securities and foreign currency contracts and transactions	7,594	24,295,711	24,303,305
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	(1,631)	(5,044,876)	(5,046,507)
Net Increase in Members' Capital Derived from Operations	5,569	14,749,433	14,755,002

MEMBERS' CAPITAL TRANSACTIONS
Members' subscriptions	–	150,000	150,000
Members' withdrawals	–	(43,600,940)	(43,600,940)
Net Decrease in Members' Capital Derived from Capital Transactions	–	(43,450,940)	(43,450,940)
Members' Capital at December 31, 2013	$60,044	$148,420,250	$148,480,294

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(582)	(3,749,283)	(3,749,865)
Net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	10,724	33,775,703	33,786,427
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	(8,356)	(28,071,543)	(28,079,899)
Net Increase in Members' Capital Derived from Operations	1,786	1,954,877	1,956,663

MEMBERS' CAPITAL TRANSACTIONS
Members' subscriptions	–	1,655,000	1,655,000
Members' withdrawals	–	(35,293,297)	(35,293,297)
Net Decrease in Members' Capital Derived from Capital Transactions	–	(33,638,297)	(33,638,297)
Members' Capital at December 31, 2014	$61,830	$116,736,830	$116,798,660

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2013 and 2014 and Period from January 1, 2015 to March 31, 2015

Net Assets at January 1, 2015 (see Note 1)	$116,798,660

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(939,573)
Net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	966,828
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	730,624
Net Increase in Net Assets Derived from Operations	757,879

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Investors' subscriptions of 94.790 Units	95,000
Investors' redemptions of 3,073.085 Units	(3,093,012)
Net Decrease in Net Assets Derived from Capital Transactions	(2,998,012)
Net Assets at March 31, 2015	$114,558,527
Accumulated net investment loss - March 31, 2015	$(939,573)

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Cash Flows

	Period from January 1, 2015 to March 31, 2015	Year Ended December 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$757,879	$1,956,663
Adjustments to reconcile net increase in net assets derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(75,156,309)	(47,478,044)
Proceeds from disposition of investments in Investment Funds	11,467,795	131,660,399
Net realized (gain)/loss from investments in Investment Funds	(828,575)	(33,611,592)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	(730,624)	28,079,899
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	11,450,000	(11,450,000)
Receivable from Investment Funds	56,234,173	(9,672,460)
Other assets	(22,638)	(8)
Increase (decrease) in liabilities:
Administration fee payable	(39,045)	16,128
Custody fee payable	2,400	(3,390)
Directors' fees payable	-	(3,000)
Loan interest payable	(289)	741
Investment Management Fee payable	(12,714)	(77,095)
Management Fee payable	(2,630)	(15,951)
Professional fees payable	(168,468)	50,807
Tax compliance fees payable	50,000	-
Other liabilities	804	52,114
Net cash provided by operating activities	3,001,759	59,505,211

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from investors' subscriptions, including change in subscriptions received in advance	1,015,000	1,700,000
Payments on investors' redemptions, including change in investors' redemptions payable	(11,950,855)	(66,943,379)
Proceeds from loan	2,000,000	7,550,000
Principal payment on loan	-	(7,550,000)
Net cash used in financing activities	(8,935,855)	(65,243,379)

Net decrease in cash	(5,934,096)	(5,738,168)
Cash-beginning of period	7,333,931	13,072,099
Cash-end of period	$1,399,835	$7,333,931

Supplemental disclosure of cash flow information:
Interest paid	$745	$4,655

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated.  An individual investor's ratios and returns may vary from the below based on the timing of capital transactions.

Period from January 1, 2015 to March 31, 2015
Per Unit operating performance
Net asset value per Unit, beginning	$1,000.00
Gain/(Loss) from investment operations:
Net investment loss a	(8.09)
Net realized and unrealized gain (loss) from investments	14.58
Total gain from investment operations	6.49
Net asset value per Unit, ending	$1,006.49

Per Unit operating performance is not applicable prior to the period from January 1, 2015 to March 31, 2015, in light of the change in the tax classification of the Fund effective January 1, 2015.  See Note 1.

			Years Ended December 31,
	Period from January 1, 2015 to March 31, 2015		2014	2013	2012	2011	2010

Ratio/Supplemental Data:
Ratio of net investment loss to average net assets b, c	(0.81	%) d	(2.67%)	(2.43%)	(2.25%)	(2.12%)	(2.03%)
Ratio of gross expenses to average net assets b, c	0.81	% d	2.68%	2.44%	2.25%	2.13%	2.04%
Ratio of net expenses to average net assets b, c	0.81	% d	2.68%	2.44%	2.25%	2.11%	2.04%
Portfolio turnover rate	12.87%		39.75%	14.52%	37.29%	17.95%	16.23%
Total return e	0.65%		1.16%	8.32%	7.98%	(4.05%)	8.67%
Net assets at end of period (including the Adviser)	$114,558,527		$116,798,660	$148,480,294	$177,176,232	$255,054,511	$367,837,793

a	Calculated based on the average Units outstanding during the period.
b	Ratios to average net assets are calculated based on the average net asset value for the period.
c
Ratios of net investment loss and gross/net expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

d	Not annualized.
e
The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan.  The total return does not reflect any sales charges. Total return for periods less than a full year are not annualized.

The accompanying notes are an integral part of these financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements

March 31, 2015

1.	Organization

A&Q Alternative Fixed-Income Strategies Fund LLC (the "Fund") was organized as a limited liability company under the laws of Delaware on April 30, 2002 and commenced operations on August 1, 2002.  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a "fund of funds." Its investment objective is to maximize total return over the long term. The Fund will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Investment Funds that employ primarily fixed-income strategies.

Effective January 1, 2015, the Fund changed its tax classification from a partnership to a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "RIC Conversion").  In connection with the RIC Conversion, the members of the Fund collectively were issued 116,798.660 units of limited liability company interests of the Fund (the "Units") at a net asset value ("NAV") per Unit of $1,000, in exchange for their collective interests in the Fund as of December 31, 2014, totaling $116,798,660 in net assets.  In addition, the Fund changed its fiscal year-end from December 31 to March 31 and its tax year-end from December 31 to September 30.  The Fund intends to qualify, and will elect to be treated, as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund's Board of Directors (the "Board," with an individual member referred to as a "Director").  The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund's Limited Liability Company Agreement, as amended and restated from time to time.  Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an "interested person" (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company.  No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board.  The Board may delegate the management of the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, UBS A&Q (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Directors have engaged UBS Alternative and Quantitative Investments LLC ("UBS A&Q", the "Adviser" and, when providing services under the Administration Agreement, the "Administrator"), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.  The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Units may be purchased as of the first business day of each month at the Fund's then current NAV per Unit. The Fund from time to time may offer to repurchase Units pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from investors as of the end of each calendar quarter. During the period from January 1, 2015 to March 31, 2015, 3,073.085 Units were repurchased.

2.	New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board ("FASB") issued Codification Accounting Standards Update No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) ("ASU 2015-07").  ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient.  ASU 2015-07 is effective for fiscal years beginning after December 15, 2015 and for interim periods within those fiscal years. Early adoption is permitted.  The adoption of ASU 2015-07 is currently being assessed by the Adviser of the Fund.

3.	Significant Accounting Policies

	a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles ("GAAP"), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses NAV as its measure of fair value of an investment in an investee when (i) the Fund's investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value.  In evaluating the level at which the fair value measurement of the Fund's investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.  The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—	fair value of investments in Investment Funds with the ability to redeem in full within one quarter from the measurement date
Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund's liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.  The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund's NAV to be Level 2.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities).  GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly.  In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities.  Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided.  Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund's line items in the Statement of Assets and Liabilities.  The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2015.  Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents.  The Fund had no unfunded capital commitments as of March 31, 2015.  The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the credit/income strategy utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both.  The Investment Funds in the credit/income strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **	Percentage with side pockets ***
Credit/Income	60 – 180 days	39%	0.3%
*
These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.  These amounts exclude side pockets and liquidating trusts.

**	These Investment Funds limit investors' ability to redeem their full holdings at any redemption date typically requiring 4 redemption periods.
***	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit/income, equity hedged, relative value and trading).  The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives.  The Investment Funds in the other strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period	Percentage with investor level gates	Percentage with side pockets or in liquidation *
Other	N/A	N/A	100%
*	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The Investment Funds in the relative value strategy, a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples.  The Investment Funds in the relative value strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gate**
Relative Value	10 – 90 days	36%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors' ability to redeem their full holdings at any redemption date typically requiring 2-4 redemption periods.

The Investment Funds in the trading strategy are generally top-down in nature and often driven by econometric and macroeconomic research. These Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager's view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both.  The Investment Funds in the trading strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gate **
Trading	3 – 60 days	30%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors' ability to redeem their full holdings at any redemption date typically requiring 12 redemption periods.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

The NAV of the Fund is determined by the Fund's administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.  The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate.  The Adviser has adopted procedures pursuant to Accounting Standards Codification 820, Fair Value Measurements in which the Fund values its investments in Investment Funds at fair value.  Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds' investment managers, which are net of management and incentive fees charged by the Investment Funds.  NAVs received by, or on behalf of, the Investment Funds' investment managers are based on the fair value of the Investment Funds' underlying investments in accordance with the policies established by the Investment Funds.  Because of the inherent uncertainty of valuation, the value of the Fund's investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available.  See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds' management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized.  Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed.  These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund's proportionate share exceeded 5% of the Fund's net assets at March 31, 2015.

The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

	b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption.  Interest income and expenses are recorded on the accrual basis.

	c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's NAV; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to investors; and other types of expenses approved by the Directors. Expenses are recorded on the accrual basis.

	d.	Income Taxes

For periods prior to January 1, 2015, the Fund, as a limited liability company, was classified as a partnership for federal tax purposes.  Accordingly, no provision for federal income taxes was required.

Effective January 1, 2015, the Fund elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify, as a RIC under Subchapter M of the Code.  For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to its investors.  Taxable income consists generally of net investment income and net capital gains.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes.  The federal tax cost of investments is not yet determinable as the preceding year tax return is yet to be finalized. The Fund has a September 30 tax year-end.

The Fund will file U.S. federal income and applicable state tax returns.  The Adviser will analyze the Fund's tax positions and will determine if a tax provision for federal or state income tax is required in the Fund's financial statements.  The Fund's federal and state income tax returns for the tax year ended September 30, 2015 will be the first tax year subject to examination by the Internal Revenue Service and state departments of revenue.  The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  For the period from January 1, 2015 to March 31, 2015, the Fund did not incur any interest or penalties.  The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

No distributions were paid to investors during the period ended March 31, 2015.

	e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the "Custodian").  Such cash, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

	f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.  Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement.  Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the "Investment Management Fee") at the annual rate of 1.45% of the Fund's net assets.

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services.  In consideration for such services, the Fund pays the Administrator a monthly fee (the "Management Fee") at an annual rate of 0.30% of the Fund's adjusted net assets determined as of the last day of each month.  Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date.

The Management Fee and Investment Management Fee are computed as of the start of business on the last business day of the period to which each Management Fee and Investment Management Fee relates, after adjustment for any Unit purchases effective on such date, and will be payable in arrears.  A portion of the Investment Management Fee and the Management Fee is paid by UBS A&Q to its affiliates.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended.  The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000.  These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the seven other registered alternative investment funds advised by UBS A&Q.  All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund.  BNY Mellon receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates.  Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

6.	Unit Capital and NAV

The Fund is authorized to issue an unlimited number of Units.  The Fund has registered $821,751,879 of Units for sale under its Registration Statement (File No. 333-194092).  The Units are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Units, the "Distributor").  The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Units or servicing of investors.

Capital unit transactions for outstanding Units in the Fund for the period from January 1, 2015 to March 31, 2015 are summarized as follows:

Outstanding Units January 1, 2015	Subscriptions	Redemptions	Outstanding Units March 31, 2015	NAV Per Unit
116,798.660	94.790	(3,073.085)	113,820.365	$1,006.49

7.	Loan Payable

The Fund, along with several other funds advised by UBS A&Q, is party to a secured Credit Agreement dated as of November 1, 2010, as amended, supplemented or otherwise modified from time to time, which will terminate on July 16, 2015 unless extended (the "Credit Agreement").  Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $19,000,000 for temporary investment purposes and to meet requests for tenders.  Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the "Interest Rate"), or at 2% over the Interest Rate during an event of default.  There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized.

The Fund's average interest rate paid on borrowings was 1.64% per annum and the annualized average borrowings outstanding was $27,778.  The Fund had $2,000,000 in borrowings outstanding at March 31, 2015.  Interest expense for the period from January 1, 2015 to March 31, 2015 was $456, of which $452 was payable at March 31, 2015.

8.	Investments

As of March 31, 2015, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the period from January 1, 2015 to March 31, 2015 amounted to $75,156,309 and $11,467,795, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.90% to 2.50% (per annum) of net assets and incentive fees or allocations ranging from 0.00% to 25.00% of net profits earned which excludes Highland Credit Strategies Fund, Ltd. that no longer charges management or incentive fees.  One or more Investment Funds have entered into a side pocket arrangement.  Detailed information about the Investment Funds' portfolios is not available.  Please see the Schedule of Portfolio Investments for further information.

9.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund's risk of loss in these Investment Funds is limited to the fair value of these investments.

The Fund may enter into a forward foreign currency exchange contract for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions.  The Fund may also purchase and sell forward contracts to seek to increase total return.  All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements.  The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency.  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund entered into a forward foreign currency exchange contract to hedge against a Euro denominated Investment Fund.  The Fund enters into these contracts from time to time to mitigate the foreign currency risks associated with these types of investments.

The Fund is required to present enhanced information in order to provide users of financial statements with an improved degree of transparency and understanding of how and why an entity uses derivative instruments, how derivative instruments are accounted for, and how derivative instruments affect an entity's financial position, results of operations and its cash flows.  In order to provide such information to financial statement users, the Fund provides qualitative disclosures about an entity's associated risk exposures, quantitative disclosures about fair value amounts of derivative instruments and the gains and losses from derivative instruments.

The net realized gain and net change in unrealized depreciation on forward foreign currency exchange contracts for the period from January 1, 2015 to March 31, 2015 are $138,253 and $(17,995), respectively, and are included in the net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions and net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations, respectively, on the Statement of Operations.

10.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties.  Future events could occur that lead to the execution of these provisions against the Fund.  Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

11.	Subsequent Events

Subsequent to March 31, 2015, the Fund received subscriptions of $75,000 on May 1, 2015 and paid investors' redemptions payable of $3,093,015.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

A&Q Alternative Fixed-Income Strategies Fund LLC
Schedule of Portfolio Investments

March 31, 2015

Investment Fund	Geographic Focus	Cost	Fair Value Total	Fair Value Level 1	Fair Value Level 2	Fair Value Level 3	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit/Income
400 Capital Credit Opportunities Fund, L.P.	Global	$5,000,000	$5,104,056	$—	$—	$5,104,056	4.45%	1/1/2015	Quarterly	3/31/2015	(b)	$1,276,014
Aeolus Property Catastrophe Fund II, L.P.	Global	5,841,055	6,078,639	—	—	6,078,639	5.31	6/1/2013	Semi-annual	6/30/2015		(c)
Caspian Select Credit International, Ltd.	US/Canada	5,500,000	5,528,050	—	—	5,528,050	4.82	3/1/2015	Quarterly	3/31/2016	(b)	$1,382,013
Credit Suisse Securitized Products Fund, Ltd.	US/Canada	10,222,046	10,425,628	—	—	10,425,628	9.10	1/1/2015	Quarterly	3/31/2015	(b)	$2,606,407
GCA Credit Opportunity Fund, L.L.C.	US/Canada	4,745,513	5,763,465	—	5,763,465	—	5.03	2/1/2011	Quarterly	3/31/2015		$5,763,465
Hildene Opportunities Offshore Fund, Ltd.	US/Canada	6,402,269	6,367,602	—	6,367,602	—	5.56	1/1/2015	Monthly	3/31/2015		$6,367,602
Kildonan Castle Global Credit Opportunity Fund, LLC	Global	8,000,000	7,535,503	—	—	7,535,503	6.58	8/1/2014	Quarterly	9/30/2015		$7,535,503
Monarch Debt Recovery Fund, Ltd.	US/Canada	6,496,565	6,470,019	—	—	6,470,019	5.65	1/1/2015	Anniversary	12/31/2015		$6,470,019
Redwood Domestic Fund, L.P. (Basic Capital)	Global	275,050	676,191	—	—	676,191	0.59	10/1/2008	Every 24 months	9/30/2016		$676,191
Redwood Domestic Fund, L.P. (Special Investment)	Global	57,343	137,500	—	—	137,500	0.12	10/1/2008	N/A	N/A	(d)	N/A
Credit/Income Subtotal		52,539,841	54,086,653	—	12,131,067	41,955,586	47.21

Other
Cyrus Opportunities Fund II, L.P. (Special Investment)	US/Canada	456,428	210,826	—	—	210,826	0.18	8/1/2002	N/A	N/A	(d)	N/A
European Special Opportunities Fund II, Ltd., Class B	Europe in-cluding UK	1,967,854	1,108,015	—	—	1,108,015	0.97	2/1/2008	N/A	N/A	(d)	N/A
Harbinger Capital Partners Fund I, L.P., Class L	US/Canada	40,394	172,865	—	—	172,865	0.15	8/1/2006	N/A	N/A	(d)	N/A
Harbinger Capital Partners Special Situations Fund, L.P.	US/Canada	3,049,150	1,792,313	—	—	1,792,313	1.57	8/1/2006	N/A	N/A	(d)	N/A
Harbinger Class PE Holdings (US) Trust	US/Canada	2,546,781	1,022,000	—	—	1,022,000	0.89	8/1/2002	N/A	N/A	(d)	N/A
Highland Credit Strategies Fund, Ltd.	US/Canada	1,025,286	3,855,276	—	—	3,855,276	3.37	4/1/2006	N/A	N/A	(d)	N/A
Indus Structured Finance Fund, Ltd.	US/Canada	1,247,699	1,251,355	—	—	1,251,355	1.09	1/1/2015	N/A	N/A	(d)	N/A
Marathon Special Opportunity Fund, L.P.	Global	1,793,730	1,695,113	—	—	1,695,113	1.48	10/1/2002	N/A	N/A	(d)	N/A
Marathon Structured Finance Fund, L.P.	US/Canada	113,114	266,976	—	—	266,976	0.23	11/1/2004	N/A	N/A	(d)	N/A
Marathon Structured Finance Liquidating Fund, L.P.	US/Canada	33,673	58,518	—	—	58,518	0.05	11/1/2004	N/A	N/A	(d)	N/A
Other Subtotal		12,274,109	11,433,257	—	—	11,433,257	9.98

Investment Fund	Geographic Focus	Cost	Fair Value Total	Fair Value Level 1	Fair Value Level 2	Fair Value Level 3	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Relative Value
Black River Fixed Income Relative Value Opportunity Fund, Ltd.	Global	$5,000,000	$4,990,625	$—	$—	$4,990,625	4.36%	1/1/2015	Quarterly	3/31/2015	(e)	$2,495,313
BlackRock Fixed Income GlobalAlpha Offshore Fund, Ltd.	Global	5,624,922	5,595,507	—	5,595,507	—	4.89	1/1/2015	Monthly	3/31/2015		$5,595,507
Field Street Global Investments US, L.P.	Global	5,000,000	5,319,303	—	—	5,319,303	4.64	1/1/2015	Quarterly	12/31/2015		$5,319,303
Providence MBS Fund, L.P.	US/Canada	6,274,935	5,936,551	—	5,936,5651	—	5.18	2/1/2012	Quarterly	3/31/2015		$5,936,551
Symmetry International Fund, Ltd.	US/Japan/ Europe	4,000,000	4,366,455	—	—	4,366,455	3.81	10/1/2014	Quarterly	9/30/2015	(b)	$1,091,614
Relative Value Subtotal		25,899,857	26,208,441	—	11,532,058	14,676,383	22.88

Trading
Citadel Global Fixed Income Fund, Ltd.	Global	5,000,000	4,850,249	—	—	4,850,249	4.23	1/1/2015	Monthly	3/31/2015	(f)	$404,187
Graticule Asia Macro Fund, Ltd (formerly Fortress Asia Macro Fund, Ltd.)	Developed Asia in- cluding Japan	5,691,820	6,014,185	—	6,014,185	—	5.25	1/1/2015	Quarterly	3/31/2015		$6,014,185
Western Asset Macro Opportunities Direct Feeder Fund (Offshore), Ltd.	Global	5,152,155	5,301,637	—	5,301,637	—	4.63	1/1/2015	Daily	3/31/2015		$5,301,637
Trading Subtotal		15,843,975	16,166,071	—	11,315,822	4,850,249	14.11

Total Investment Funds		$106,557,782	$107,894,422	$—	$34,978,947	$72,915,475	94.18%

Forward Contract	Cost	Unrealized Gain/(Loss) Total	Unrealized Gain/(Loss) Level 1	Unrealized Gain/(Loss) Level 2	Unrealized Gain/(Loss) Level 3	% of Net Assets
Euro Foreign Currency Forward Contract (g)	$—	$(1,098)	$—	$(1,098)	$—	0.00%
Total forward contracts	$—	$(1,098)	$—	$(1,098)	$—	0.00%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	The Investment Fund is subject to an investor level gate of 25%.
(c)
Generally, the contract/position is renewed on the anniversary date each year or paid out within 3 months after the anniversary date. However, if there are insurance claims, the amount and time of payment becomes uncertain and can take years to settle.

(d)
All of the Fund's interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity.  In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(e)	The Investment Fund is subject to an investor level gate of 50%.
(f)	The Investment Fund is subject to an investor level gate of 8.33%, with a quarterly limit of 25% without paying a fee.
(g)
The Fund entered into a foreign currency forward contract with Morgan Stanley & Co. Incorporated to buy €1,035,000 for $1,133,325 for delivery on June 30, 2015, with a fair value of $(1,098) at the measurement date.

Complete information about the Investment Funds' underlying investments is not readily available.

The Fund's valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio.  These relevant factors include the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund's investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical investments. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter from the measurement date at the Investment Fund's NAV. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter from the measurement date at the Investment Fund's NAV. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment.  Included in Level 3 as of March 31, 2015 is $7,590,296 which relates to the value of a portion of several investments that can be partially redeemed within one quarter from the measurement date.  Further liquidity information is contained in the Schedule of Portfolio Investments.  There were no transfers between Level 1 and Level 2 during the period ended March 31, 2015.

The preceding notes are an integral part of these financial statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2014	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2015
Credit/Income	$14,402,211	$961,879	$(506,291)	$32,496,124	$(5,398,337)	$–	$–	$41,955,586
Other	10,061,675	44,345	143,602	1,248,641	(65,006)	–	–	11,433,257
Relative Value	4,094,555	–	581,828	10,000,000	–	–	–	14,676,383
Trading	–	–	(149,751)	5,000,000	–	–	–	4,850,249
Total	$28,558,441	$1,006,224	$69,388	$48,744,765	$(5,463,343)	$–	$–	$72,915,475

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2015 is $83,836 and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations on the Statement of Operations.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of March 31, 2015 is set forth below.  The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC ("UBS A&Q") at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director2	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (85) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (68) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Chief Investment Advisor, Segesta Advisors AG, Zurich; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
Virginia G. Breen (50) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jun. 27, 2008	Partner of Chelsea Partners (2011-present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (73)3 c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	51	Director of: Macy's, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (48) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Dylan Germishuys (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013
Head of Operations and Product Control of UBS A&Q since 2004.  Prior to serving in this role, he was Financial Controller of O'Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank's Equities business from 1997 to 2003.
			N/A	N/A
Frank S. Pluchino (55) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length— since Jul. 19, 2005
Executive Director of UBS A&Q since October 2010.  Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.
			N/A	N/A

_________________

1	The Fund commenced operations on August 1, 2002.

2	As of March 31, 2015, of the 51 funds/portfolios in the complex, 43 were advised by an affiliate of UBS A&Q and 8 comprised the registered alternative investment funds advised by UBS A&Q.

3
Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business.  Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund's Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC's website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS ("FORM N-Q")
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge, on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief of the undersigned, the information contained in the audited financial statements for the period from January 1, 2015 to March 31, 2015 is accurate and complete.

/s/ Dylan Germishuys
Dylan Germishuys
Principal of UBS Alternative and Quantitative Investments LLC,
the Commodity Pool Operator of
A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC